UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23402

Name of Fund:	BlackRock ETF Trust
BlackRock Future Climate and Sustainable Economy ETF
BlackRock Future Financial and Technology ETF
BlackRock Future Health ETF
BlackRock Future Innovators ETF
BlackRock Future Tech ETF
BlackRock Future U.S. Themes ETF
BlackRock U.S. Carbon Transition Readiness ETF
BlackRock U.S. Equity Factor Rotation ETF
BlackRock World ex U.S. Carbon Transition Readiness ETF

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock ETF Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2023

Date of reporting period: 01/31/2023

Item 1 – Report to Stockholders

(a)	The Report to Shareholders is attached herewith.

JANUARY 31, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock ETF Trust

•	BlackRock Future Climate and Sustainable Economy ETF | BECO | NYSE Arca
•	BlackRock Future Financial and Technology ETF | BPAY | NYSE Arca
•	BlackRock Future Health ETF | BMED | NYSE Arca
•	BlackRock Future Innovators ETF | BFTR | NYSE Arca
•	BlackRock Future Tech ETF | BTEK | NYSE Arca
•	BlackRock Future U.S. Themes ETF | BTHM | NYSE Arca
•	BlackRock U.S. Carbon Transition Readiness ETF | LCTU | NYSE Arca
•	BlackRock U.S. Equity Factor Rotation ETF | DYNF | NYSE Arca
•	BlackRock World ex U.S. Carbon Transition Readiness ETF | LCTD | NYSE Arca

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended January 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large-and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strong U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

While we favor an overweight to equities in the long-term, several factors lead us to take an underweight stance on equities overall in the near term. We believe that higher input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, while the market’s concerns over excessive rate hikes could remain until the Fed indicates that its tightening cycle has ended. Nevertheless, we see opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(0.44)%	(8.22)%

U.S. small cap equities (Russell 2000® Index)	3.25	(3.38)

International equities (MSCI Europe, Australasia, Far East Index)	9.52	(2.83)

Emerging market equities (MSCI Emerging Markets Index)	4.92	(12.12)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.58	1.79

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.60)	(11.62)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.37)	(8.36)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.73	(3.25)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.46	(5.22)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of January 31, 2023	BlackRock Future Climate and Sustainable Economy ETF

Investment Objective

The BlackRock Future Climate and Sustainable Economy ETF (the “Fund”) seeks to maximize total return by investing in companies that BlackRock Fund Advisors (“BFA”) believes are furthering the transition to a lower carbon economy.

On February 23, 2023, the Board approved a proposal to change the investment objective, investment strategy and investment process for BlackRock Future Climate and Sustainable Economy ETF. These changes are expected to become effective on or about May 2, 2023.

Performance

		Average Annual Total Returns		Cumulative Total Returns
	6-Month Total Returns	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	5.40%	(5.35)%	(8.99)%	(5.35)%	(13.16)%
Fund Market	5.30	(5.62)	(9.08)	(5.62)	(13.30)
MSCI ACWI Multiple Industries Select Index(a)	2.58	(6.19)	(4.77)	(6.19)	(7.03)

The inception date of the Fund was August 3, 2021. The first day of secondary market trading was August 5, 2021.

(a)

The MSCI ACWI Multiple Industries Select Index is an index that includes large- and mid-cap securities across certain Developed Markets and Emerging Markets countries. The index represents the performance of component indexes which includes securities from selected Global Industry Classification Standard (GICS®) Sectors and Industries i.e. Chemicals, Industrials, Consumer Staples, Containers & Packaging, Electronic Equipment, Instruments & Components, Semiconductors & Semiconductor Equipment and Utilities.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (08/01/22)	Ending Account Value (01/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/22)	Ending Account Value (01/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,054.00	$3.57		$1,000.00	$1,021.70	$3.52		0.69%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

The equipment producer Ag Growth International, Inc. and the water treatment equipment firm Evoqua Water Technologies Corp. were the leading contributors to performance in the semiannual period. Shares of Ag Growth International appreciated on the back of improving investor sentiment and increased optimism about the macroeconomic backdrop, and Evoqua rallied following the announcement that Xylem would acquire the company in a $7.5 billion transaction. The Norwegian fish farm company Salmar ASA and the renewable energy company EDP Renováveis SA were the two largest detractors. Shares of Salmar fell on the news that Norway imposed a 40% land tax on salmon companies, while EDP Renováveis came under pressure even though the company reported strong year-over-year earnings growth.

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Fund Summary as of January 31, 2023 (continued)	BlackRock Future Climate and Sustainable Economy ETF

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Machinery	18.3%
Chemicals	16.4
Food Products	12.2
Semiconductors & Semiconductor Equipment	6.8
Electronic Equipment, Instruments & Components	6.1
Electric Utilities	6.0
Containers & Packaging	5.7
Electrical Equipment	4.5
Independent Power and Renewable Electricity Producers	4.4
Commercial Services & Supplies	4.2
Building Products	4.0
Software	3.9
Paper & Forest Products	2.1
Professional Services	2.0
Capital Markets	1.3
Metals & Mining	1.1
Construction & Engineering	1.0

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Deere & Co.	4.3%
EDP Renovaveis SA	4.1
Ag Growth International Inc.	3.8
Enel SpA	3.7
Nutrien Ltd.	3.4
Bunge Ltd.	3.4
Evoqua Water Technologies Corp.	3.3
FMC Corp.	3.3
Samsung SDI Co. Ltd.	3.0
Cleanaway Waste Management Ltd.	2.9

F U N D S U M M A R Y	5

Fund Summary as of January 31, 2023	BlackRock Future Financial and Technology ETF

Investment Objective

The BlackRock Future Financial and Technology ETF (the “Fund”) seeks to maximize total return.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	(8.15)%
Fund Market	(8.05)
MSCI ACWI Index(a)	(1.02)

The inception date of the Fund was August 16, 2022. The first day of secondary market trading was August 18, 2022.

(a)	MSCI All Country World Index captures large- and mid-cap representation across certain developed and emerging markets.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (08/16/22)	(a)	Ending Account Value (01/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (08/01/22)	Ending Account Value (01/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$1,000.00		$918.50	$3.05		$1,000.00	$1,021.70	$3.52		0.69%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 168/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
IT Services	52.0%
Consumer Finance	21.7
Banks	18.2
Capital Markets	5.0
Diversified Financial Services	2.1
Software	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Fidelity National Information Services Inc.	5.4%
Global Payments Inc.	5.3
WEX Inc.	4.9
Kaspi.KZ JSC	4.8
American Express Co.	4.8
Fiserv Inc.	4.7
SVB Financial Group	4.7
Capital One Financial Corp.	4.7
Synchrony Financial	4.5
Nuvei Corp.	4.5

(a) Excludes money market funds.

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Fund Summary as of January 31, 2023	BlackRock Future Health ETF

Investment Objective

The BlackRock Future Health ETF (the “Fund”) seeks to maximize total return.

Performance

		Average Annual Total Returns		Cumulative Total Returns
	6-Month Total Returns	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	3.34%	(4.30)%	(1.98)%	(4.30)%	(4.57)%
Fund Market	3.10	(4.51)	(2.03)	(4.51)	(4.70)
MSCI ACWI Index(a)	2.45	(7.99)	7.91	(7.99)	19.45
MSCI ACWI SMID Growth/Health Care Index (b)	0.73	(9.18)	(4.17)	(9.18)	(9.47)

The inception date of the Fund was September 29, 2020. The first day of secondary market trading was October 1, 2020.

(a)	MSCI All Country World Index captures large- and mid-cap representation across certain developed and emerging markets.
(b)

An index representing the Health Care sector stocks within the MSCI ACWI SMID Cap Growth Index. An index that captures mid- and small-cap securities exhibiting overall growth style characteristics across certain developed and emerging markets countries.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (08/01/22)	Ending Account Value (01/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/22)	Ending Account Value (01/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,033.40	$4.36		$1,000.00	$1,020.90	$4.33		0.85%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

Although growth stocks struggled for much of the six-month period that ended January 31, 2023, small- to mid-cap healthcare stocks finished with a positive return as a group. The Fund posted a gain in the period and outperformed the MSCI ACWI SMID Growth/Health Care Index.

Out-of-benchmark positions in Gilead Sciences, Inc. and Vertex Pharmaceuticals, Inc. were the leading individual contributors to the Fund’s relative performance. Gilead Sciences reported strong earnings, highlighting notable growth in its T-CAR cell therapy business. Vertex benefited from the announcement of its intention to expand its strategic partnership with Arbor Biotechnologies, which will allow it to receive rights to Arbor’s novel precision gene-editing technology.

Underweight positions in Alnylam Pharmaceuticals, Inc. and Genmab AS were the two largest detractors. Alnylam received approval for its muscular dystrophy treatment for use by National Health Service in the United Kingdom, while Genmab rallied after securing priority review from the U.S. Food & Drug Administration for a lymphoma treatment it developed in partnership with AbbVie.

F U N D S U M M A R Y	7

Fund Summary as of January 31, 2023 (continued)	BlackRock Future Health ETF

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Biotechnology	34.2%
Health Care Equipment & Supplies	32.7
Life Sciences Tools & Services	18.1
Pharmaceuticals	7.5
Health Care Providers & Services	6.6
Other (each representing less than 1%)	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Vertex Pharmaceuticals Inc.	2.9%
Alcon Inc.	2.8
Mettler-Toledo International Inc.	2.5
Boston Scientific Corp.	2.5
AmerisourceBergen Corp.	2.4
Intuitive Surgical Inc.	2.3
ResMed Inc.	2.3
Penumbra Inc.	2.2
Stryker Corp.	2.0
BioMarin Pharmaceutical Inc.	2.0

(a)	Excludes money market funds.

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Fund Summary as of January 31, 2023	BlackRock Future Innovators ETF

Investment Objective

The BlackRock Future Innovators ETF (the “Fund”) seeks long-term capital appreciation.

Performance

		Average Annual Total Returns		Cumulative Total Returns
	6-Month Total Returns	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(1.53)%	(22.33)%	(10.08)%	(22.33)%	(22.03)%
Fund Market	(1.80)	(22.59)	(10.19)	(22.59)	(22.26)
Russell 2500™ Growth Index(a)	3.28	(6.49)	3.19	(6.49)	7.62

The inception date of the Fund was September 29, 2020. The first day of secondary market trading was October 1, 2020.

(a)

The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500™ companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (08/01/22)	Ending Account Value (01/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/22)	Ending Account Value (01/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$984.70	$4.00		$1,000.00	$1,021.20	$4.08		0.80%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

Axon Enterprise, Inc. and Fox Factory Holding Corp. were the leading contributors to the Fund’s performance in the semiannual period. Axon, a developer of technology and weapons products for military, law enforcement and civilians, outperformed on the strength of better-than-expected earnings results. Fox Factory Holding, a manufacturer of mountain bikes, ATVs, snowmobiles, specialty vehicles and motorcycles, benefited from strong consumer demand in the luxury and high-performance markets.

Chart Industries, Inc. and Entegris, Inc. were the two largest detractors from results. Chart Industries, a global manufacturer of engineered equipment for the clean energy and industrial gas markets, announced an acquisition that was met with a negative response from investors. Entegris is a supplier of advanced materials and process solutions for the semiconductor industry. The shares underperformed as high inflation, rising interest rates, greater energy costs and continuing lockdowns in China affected end-market demand.

F U N D S U M M A R Y	9

Fund Summary as of January 31, 2023 (continued)	BlackRock Future Innovators ETF

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Software	16.3%
Semiconductors & Semiconductor Equipment	12.8
Hotels, Restaurants & Leisure	11.5
Life Sciences Tools & Services	10.6
Aerospace & Defense	7.5
Capital Markets	6.7
Health Care Technology	3.9
Health Care Equipment & Supplies	3.9
IT Services	3.2
Road & Rail	2.9
Auto Components	2.6
Diversified Consumer Services	2.3
Machinery	2.3
Interactive Media & Services	2.2
Biotechnology	2.2
Air Freight & Logistics	1.7
Building Products	1.7
Professional Services	1.4
Internet & Direct Marketing Retail	1.3
Other (each representing less than 1%)	3.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Axon Enterprise Inc.	4.5%
Planet Fitness Inc., Class A	3.4
HEICO Corp.	3.0
Five9 Inc.	3.0
Entegris Inc.	3.0
Tradeweb Markets Inc., Class A	3.0
Saia Inc.	2.9
Monolithic Power Systems Inc.	2.9
Evolution AB	2.7
Paylocity Holding Corp.	2.7

(a)	Excludes money market funds.

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Fund Summary as of January 31, 2023	BlackRock Future Tech ETF

Investment Objective

The BlackRock Future Tech ETF (the “Fund”) seeks to maximize total return.

Performance

		Average Annual Total Returns		Cumulative Total Returns

	6-Month Total Returns	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(6.87)%	(29.30)%	(10.34)%	(29.30)%	(22.55)%
Fund Market	(6.90)	(29.54)	(10.33)	(29.54)	(22.53)
MSCI ACWI Index(a)	2.45	(7.99)	7.91	(7.99)	19.45
MSCI ACWI SMID Growth/Information Technology Index(b)	1.53	(12.90)	4.22	(12.90)	10.14

The inception date of the Fund was September 29, 2020. The first day of secondary market trading was October 1, 2020.

(a)	MSCI All Country World Index captures large- and mid-cap representation across certain developed and emerging markets.

(b)

An index representing the Information Technology (IT) sector stocks within the MSCI ACWI SMID Cap Growth Index. An index that captures mid- and small-cap securities exhibiting overall growth style characteristics across certain Developed and Emerging Markets.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (08/01/22)	Ending Account Value (01/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/22)	Ending Account Value (01/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$931.30	$4.28		$1,000.00	$1,020.80	$4.48		0.88%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

The two largest individual contributors to the Fund’s performance relative to the MSCI ACWI SMID Growth IT Index during the period were an overweight to Shift4 Payments and an off-benchmark position in Trip.com. Shift4 Payments, a payment processing company, benefited over the period as tourism and travel activity rebounded with the easing of pandemic-related restrictions. Trip.com, an online travel agency, similarly benefited from the removal of limitations on travel as well as the resumption of economic activity in China.

Conversely, the two largest individual detractors from the Fund’s relative performance during the period were off-benchmark positions in Tesla and Marvell Technologies. Tesla, an electric vehicle manufacturer, suffered from signs of weakness in the automotive market. Shares of Marvell Technologies, a digital semiconductor designer, dropped over the period as concerns emerged of a slowdown in data center spending.

F U N D S U M M A R Y	11

Fund Summary as of January 31, 2023 (continued)	BlackRock Future Tech ETF

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Semiconductors & Semiconductor Equipment	31.2%
Software	20.2
IT Services	11.8
Electronic Equipment, Instruments & Components	7.0
Internet & Direct Marketing Retail	4.5
Entertainment	4.4
Electrical Equipment	2.7
Interactive Media & Services	2.6
Technology Hardware, Storage & Peripherals	2.5
Professional Services	2.3
Hotels, Restaurants & Leisure	2.3
Media	2.2
Automobiles	2.1
Machinery	1.0
Other (each representing less than 1%)	3.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Synopsys Inc.	3.3%
Lattice Semiconductor Corp.	2.5
ASM International NV	2.4
Nvidia Corp.	2.4
Lasertec Corp.	2.3
Informa PLC	2.2
Wolfspeed Inc.	2.1
Tesla Inc.	2.1
Samsung SDI Co. Ltd.	2.0
ON Semiconductor Corp.	2.0

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Fund Summary as of January 31, 2023	BlackRock Future U.S. Themes ETF

Investment Objective

The BlackRock Future U.S. Themes ETF (the “Fund”) seeks long-term capital appreciation.

Performance

		Average Annual Total Returns		Cumulative Total Returns
	6-Month Total Returns	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	2.66%	(6.44)%	(8.55)%	(6.44)%	(9.65)%
Fund Market	2.52	(6.50)	(8.68)	(6.50)	(9.78)
S&P 500® Index(a)	(0.44)	(8.22)	(9.31)	(8.22)	(10.44)

The inception date of the Fund was December 14, 2021. The first day of secondary market trading was December 16, 2021.

(a)	The S&P 500® Index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (08/01/22)	Ending Account Value (01/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/22)	Ending Account Value (01/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,026.60	$3.06		$1,000.00	$1,022.20	$3.06		0.60%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

The two largest individual contributors to the Fund’s return during the period were Old Dominion Freight Line Inc. within the industrials sector and Dillards Inc. within the consumer discretionary sector. Old Dominion is an American company providing less-than-truckload (LTL) freight and shipping services, in addition to logistics and household moving services. Strong demand for shipping services and the early indications of cooling inflation in late 2022 drove support for Old Dominion’s stock price. Dillards is a department store chain offering apparel, cosmetics, home furnishings and other retail merchandise with stores across the United States. Dillard’s stock rallied following consistent earnings beats and increasing sales, as the company maintained and grew demand amid a challenging macroeconomic environment.

The two largest individual detractors from the Fund’s return during the period were Microsoft Corp. and Apple Inc. within the information technology sector. Microsoft is a multinational technology company producing and providing software, electronics, personal computers and cloud services. Apple is a global technology company and is one of the largest vendors of personal computers and mobile phones. During the period, a challenging market environment marked by rising interest rates, elevated concerns over a recession, and accelerating layoffs in the technology space created a difficult backdrop for growth-sensitive technology firms such as Microsoft and Apple. In addition, Apple was negatively impacted in November and December of 2022 by continued lockdowns in China and the rapid spread of COVID-19 at contract manufacturer Foxconn’s Zhengzhou plant, a facility of 200,000 workers critical to the production of iPhones colloquially known as “iPhone City”.

F U N D S U M M A R Y	13

Fund Summary as of January 31, 2023 (continued)	BlackRock Future U.S. Themes ETF

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Software	12.7%
IT Services	10.8
Semiconductors & Semiconductor Equipment	9.4
Oil, Gas & Consumable Fuels	6.6
Food & Staples Retailing	5.0
Road & Rail	4.7
Electronic Equipment, Instruments & Components	4.1
Diversified Financial Services	4.1
Technology Hardware, Storage & Peripherals	3.9
Machinery	3.6
Specialty Retail	3.1
Chemicals	3.0
Multiline Retail	2.9
Health Care Providers & Services	2.6
Food Products	2.6
Metals & Mining	2.5
Trading Companies & Distributors	2.4
Construction & Engineering	2.3
Hotels, Restaurants & Leisure	1.9
Commercial Services & Supplies	1.7
Distributors	1.5
Electrical Equipment	1.3
Capital Markets	1.2
Other (each representing less than 1%)	6.1

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Microsoft Corp.	4.9%
Berkshire Hathaway Inc., Class B	4.0
Apple Inc.	3.3
Analog Devices Inc.	3.2
Old Dominion Freight Line Inc.	3.0
Check Point Software Technologies Ltd.	2.9
Palo Alto Networks Inc.	2.7
Visa Inc., Class A	2.7
UnitedHealth Group Inc.	2.4
Texas Instruments Inc.	2.2

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Fund Summary as of January 31, 2023	BlackRock U.S. Carbon Transition Readiness ETF

Investment Objective

The BlackRock U.S. Carbon Transition Readiness ETF (the “Fund”) seeks long-term capital appreciation by investing in large- and mid-capitalization U.S. equity securities that may be better positioned to benefit from the transition to a low-carbon economy.

Performance

		Average Annual Total Returns		Cumulative Total Returns
	6-Month Total Returns	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(0.53)%	(9.82)%	0.39%	(9.82)%	0.71%
Fund Market	(0.55)	(9.79)	0.37	(9.79)	0.68
Russell 1000® Index(a)	(0.14)	(8.55)	0.22	(8.55)	0.41

The inception date of the Fund was April 6, 2021. The first day of secondary market trading was April 8, 2021.

(a)

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (08/01/22)	Ending Account Value (01/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/22)	Ending Account Value (01/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$994.70	$0.70		$1,000.00	$1,024.50	$0.71		0.14%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

The Fund’s Low Carbon Economy Transition Readiness (“LCETR”) model-driven investment process evaluates companies’ preparedness for the transition to a low-carbon economy across five “pillars” (i.e., Fossil Fuels, Clean Technology, Energy Management, Waste Management and Water Management), based on proprietary BlackRock Fund Advisors research. These evaluations are used to determine active portfolio weights relative to the Fund’s benchmark, the Russell 1000® Index.

U.S. large-cap stocks overall finished the period essentially flat. Large-cap oil and gas companies continued to perform well in the period despite softening oil prices, boosted by increased share buybacks. In addition, value stocks within the industrials and consumer staples sectors outperformed as recession concerns remained. As a result, the Fund’s exclusion of fossil fuel and tobacco stocks negatively impacted performance.

The Fund returned -0.53% for the six-month period ended January 31, 2023, slightly underperforming the -0.14% return for the benchmark Russell 1000® Index.

During the period, the Fund’s Energy Management pillar contributed positively to relative performance, while the Water Management pillar detracted.An overweight position in Norwegian Cruise Line Holdings driven by the company’s positive emissions reduction trends proved additive, while the Fund’s overweight to the Coca-Cola Company detracted as the company underperformed its sector peers despite excelling at water management.

As designed, the Fund was positioned in a largely sector-neutral fashion, with a slight overweight in healthcare and slight underweight in consumer staples. Given the Fund’s tight sector constraints, security selection drove the Fund’s relative performance. Selection within financials led positive contributions, while selection had the most adverse impact within consumer staples.

By maximizing exposure to companies with higher LCETR scores, the Fund demonstrated 36% lower carbon emission intensity and 22% higher exposure to clean technology revenue than its benchmark as of December 31, 2022.

F U N D S U M M A R Y	15

Fund Summary as of January 31, 2023 (continued)	BlackRock U.S. Carbon Transition Readiness ETF

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	25.9%
Health Care	14.7
Financials	12.0
Consumer Discretionary	10.7
Industrials	9.1
Communication Services	7.5
Consumer Staples	6.2
Energy	4.9
Real Estate	3.2
Materials	3.2
Utilities	2.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	5.8%
Microsoft Corp.	5.1
Amazon.com Inc.	2.5
Alphabet Inc., Class A	1.8
Alphabet Inc., Class C	1.7
Nvidia Corp.	1.4
UnitedHealth Group Inc.	1.4
Johnson & Johnson	1.4
Berkshire Hathaway Inc., Class B	1.3
Tesla Inc.	1.3

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Fund Summary as of January 31, 2023	BlackRock U.S. Equity Factor Rotation ETF

Investment Objective

The BlackRock U.S. Equity Factor Rotation ETF (the “Fund”) seeks to outperform the investment results of the large- and mid-capitalization U.S. equity markets by providing diversified and tactical exposure to style factors via a factor rotation model.

Performance

		Average Annual Total Returns		Cumulative Total Returns
	6-Month Total Returns	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	1.43%	(7.36)%	9.16%	(7.36)%	40.42%
Fund Market	1.31	(7.40)	9.11	(7.40)	40.16
MSCI USA Index(a)	(0.48)	(9.01)	11.84	(9.01)	54.08

The inception date of the Fund was March 19, 2019. The first day of secondary market trading was March 21, 2019.

(a)

The MSCI USA Index is designed to measure the performance of the large- and mid cap segments of the US market. The index covers approximately 85% of the free float-adjusted market capitalization in the United States. Effective September 23, 2019, the Fund changed its benchmark against which it measures its performance from a custom weighted index composed of the 80% MSCI USA Index / 20% MSCI USA Minimum Volatility (USD) Index to the MSCI USA Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (08/01/22)	Ending Account Value (01/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/22)	Ending Account Value (01/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,014.30	$1.02		$1,000.00	$1,024.20	$1.02		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

The Fund outperformed its benchmark, the MSCI USA Index, during the six-month period ended January 31, 2023. The Fund’s actively managed factor rotation strategy seeks exposure to rewarded factors like minimum volatility, value, momentum, low size, and quality. The Fund strives to outpace the broader market by actively emphasizing the factors that BlackRock Fund Advisors believes will outperform based on its forward-looking insights.

The Fund’s factor tilts added to relative performance during the period, with the value, low size, and momentum factors all providing positive contributions. The minimum volatility and quality factors were detractors, slightly underperforming the broad market as represented by the MSCI USA Index. Value and low size had the best performance, as investors continued to price in the impact of higher interest rates and persistently high inflation. In January, the Fund removed its exposure to value in favor of growth and trimmed exposure to momentum. This timing proved highly beneficial to relative return as growth-oriented stocks rallied and momentum dramatically underperformed with the pullback in healthcare and energy stocks.

Sector allocation and stock selection both contributed positively to relative results during the period. Sector allocation was most beneficial, most notably an underweight to healthcare beginning December 2022. Stock selection was most additive within the information technology and consumer discretionary sectors.

F U N D S U M M A R Y	17

Fund Summary as of January 31, 2023 (continued)	BlackRock U.S. Equity Factor Rotation ETF

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	34.7%
Financials	14.2
Energy	13.2
Communication Services	7.7
Consumer Discretionary	7.2
Health Care	7.0
Real Estate	5.7
Consumer Staples	4.2
Industrials	3.7
Materials	2.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Microsoft Corp.	8.5%
Apple Inc.	6.6
Exxon Mobil Corp.	5.8
JPMorgan Chase & Co.	4.0
Amazon.com Inc.	4.0
Visa Inc., Class A	4.0
Alphabet Inc., Class A	3.4
Chevron Corp.	3.4
UnitedHealth Group Inc.	3.1
Broadcom Inc.	3.0

(a)	Excludes money market funds.

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2023	BlackRock World ex U.S. Carbon Transition Readiness ETF

Investment Objective

The BlackRock World ex U.S. Carbon Transition Readiness ETF (the “Fund”) seeks long-term capital appreciation by investing in large- and mid-capitalization World ex U.S. equity securities that may be better positioned to benefit from the transition to a low-carbon economy.

Performance

		Average Annual Total Returns		Cumulative Total Returns
	6-Month Total Returns	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	6.78%	(5.55)%	(2.19)%	(5.55)%	(3.96)%
Fund Market	6.93	(5.42)	(2.13)	(5.42)	(3.85)
MSCI World ex USA Index(a)	8.74	(2.98)	(0.73)	(2.98)	(1.33)

The inception date of the Fund was April 6, 2021. The first day of secondary market trading was April 8, 2021.

(a)

The MSCI World ex USA Index captures large- and mid-cap representation across certain developed markets countries, excluding the United States. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (08/01/22)	Ending Account Value (01/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/22)	Ending Account Value (01/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,067.80	$1.04		$1,000.00	$1,024.20	$1.02		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

The Fund’s Low Carbon Economy Transition Readiness (“LCETR”) model-driven investment process evaluates companies’ preparedness for the transition to a low-carbon economy across five “pillars” (i.e., Fossil Fuels, Clean Technology, Energy Management, Waste Management and Water Management), based on proprietary BlackRock Fund Advisors research. These evaluations are used to determine active portfolio weights relative to the Fund’s benchmark, the MSCI World ex USA Index.

International equities ended the period on a positive note. Large-cap oil and gas companies continued to perform well despite softening oil prices, boosted by increased share buybacks. In addition, value stocks within the consumer staples sector outperformed as recession concerns remained. As a result, the Fund’s exclusion of fossil fuel and tobacco stocks negatively impacted performance.

The Fund returned 6.78% for the six-month period ended January 31, 2023, underperforming the 8.74% return for the MSCI World ex USA Index.

During the period, the Clean Technology and Water Management pillars both detracted from performance. Clean energy stocks lagged as rising interest rates, investor rotation out of growth stocks, production delays and policy uncertainties offset the alternative energy tailwinds of the U.S. Inflation Reduction Act. Water Management underperformance was due to idiosyncratic stock movements. For example, Kirin Holdings Ltd., a Japanese integrated beverage company, had a strong water efficiency and management program but underperformed following its announcement of price hikes in response to cost pressures.

Given the Fund’s tight sector and country constraints, security selection was the key driver of relative performance. Selection within information technology led positive contributions, while selection within consumer discretionary had the most adverse impact.

While the Fund was positioned in a sector-neutral fashion, the Fund was slightly overweight information technology and slightly underweight healthcare. The Fund remained largely country-neutral as well, with slight overweights to Norway, Denmark and Spain, and slight underweights to Germany and Australia.

By maximizing exposure to companies with higher LCETR scores, the Fund demonstrated 30% lower carbon emission intensity and 42% higher exposure to green revenue than its benchmark as of December 31, 2022.

F U N D S U M M A R Y	19

Fund Summary as of January 31, 2023 (continued)	BlackRock World ex U.S. Carbon Transition Readiness ETF

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	20.9%
Industrials	15.1
Health Care	11.1
Consumer Discretionary	10.8
Consumer Staples	9.3
Information Technology	8.8
Materials	8.2
Energy	6.1
Communication Services	4.0
Utilities	3.1
Real Estate	2.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	19.4%
United Kingdom	13.9
Canada	10.9
France	10.5
Switzerland	9.8
Australia	6.7
Germany	6.2
Netherlands	3.8
Denmark	3.6
Spain	2.8

(a)	Excludes money market funds.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at blackrock.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	21

Schedule of Investments (unaudited) January 31, 2023	BlackRock Future Climate and Sustainable Economy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Building Products — 3.8%
Johnson Controls International PLC	916	$63,726
Kingspan Group PLC	865	55,634
Owens Corning	451	43,589

		162,949

Capital Markets — 1.2%
Agronomics Ltd.(a)	315,629	52,800

Chemicals — 15.5%
Ecolab Inc.	662	102,498
FMC Corp.	1,007	134,062
Koninklijke DSM NV	625	80,376
LG Chem Ltd.	65	36,686
Nutrien Ltd.	1,704	141,074
Robertet SA	85	80,210
Symrise AG	905	96,210

		671,116

Commercial Services & Supplies — 4.0%
Cleanaway Waste Management Ltd.	61,356	118,887
Republic Services Inc.	206	25,713
Waste Management Inc.	174	26,923

		171,523

Construction & Engineering — 1.0%
Quanta Services Inc.	274	41,700

Containers & Packaging — 5.3%
Crown Holdings Inc.	879	77,493
SIG Group AG	3,576	88,634
Smurfit Kappa Group PLC	1,541	64,698

		230,825

Electric Utilities — 5.6%
Enel SpA	25,708	151,372
NextEra Energy Inc.	565	42,166
Orsted A/S(b)	573	51,027

		244,565

Electrical Equipment — 4.2%
Prysmian SpA	912	37,244
Schneider Electric SE	424	68,779
Vestas Wind Systems A/S	2,599	76,051

		182,074

Electronic Equipment, Instruments & Components — 5.8%
Keyence Corp.	200	92,074
Rogers Corp.(a)	258	36,014
Samsung SDI Co. Ltd.	217	121,607

		249,695

Food Products — 11.5%
Archer-Daniels-Midland Co.	766	63,463
Bunge Ltd.	1,395	138,244
Darling Ingredients Inc.(a)	532	35,266
Kerry Group PLC, Class A	995	93,232
Maple Leaf Foods Inc.	2,345	44,572
Salmar ASA	2,020	93,929
SunOpta Inc.(a)	3,850	31,455

		500,161

Independent Power and Renewable Electricity Producers — 4.2%
EDP Renovaveis SA	7,650	166,396
Orron Energy AB	7,776	14,416

		180,812

Security	Shares	Value

Machinery — 17.3%
Ag Growth International Inc.	4,200	$157,230
AGCO Corp.	658	90,890
Atlas Copco AB, Class A	2,365	28,063
Deere & Co.	414	175,056
Evoqua Water Technologies Corp.(a)	2,769	134,324
Ingersoll Rand Inc.	1,149	64,344
John Bean Technologies Corp.(c)	409	45,698
Marel HF(b)	5,648	21,859
Spirax-Sarco Engineering PLC	219	31,282

		748,746

Metals & Mining — 1.0%
Sims Ltd.	4,074	44,235

Paper & Forest Products — 2.0%
UPM-Kymmene OYJ	2,380	86,266

Professional Services — 1.9%
Bureau Veritas SA	2,859	81,743

Semiconductors & Semiconductor Equipment — 6.4%
Analog Devices Inc.	249	42,696
Canadian Solar Inc.(a)	1,660	69,836
First Solar Inc.(a)	471	83,650
Infineon Technologies AG	1,223	44,041
STMicroelectronics NV	809	38,094

		278,317

Software — 3.7%
Ansys Inc.(a)	310	82,572
Dassault Systemes SE	2,093	77,840

		160,412

Total Common Stocks — 94.4% (Cost: $4,076,371)		4,087,939

Warrants

Capital Markets — 0.0%
Agronomics Ltd., (Expires 12/08/23)(a)	329,052	345

Total Warrants — 0.0% (Cost: $—)		345

Total Long-Term Investments — 94.4% (Cost: $4,076,371)		4,088,284

Short-Term Securities

Money Market Funds — 5.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.56%(d)(e)(f)	10,924	10,931
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.18%(d)(e)	220,000	220,000

Total Short-Term Securities — 5.3% (Cost: $230,924)		230,931

Total Investments — 99.7% (Cost: $4,307,295)		4,319,215

Other Assets Less Liabilities — 0.3%		13,433

Net Assets — 100.0%		$4,332,648

(a)	Non-income producing security.

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Future Climate and Sustainable Economy ETF

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$127,650	$—	$(116,817	)(a)	$91	$7	$10,931	10,924	$237	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	310,000	—	(90,000	)(a)	—	—	220,000	220,000	3,724		—

					$91	$7	$230,931		$3,961		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Building Products	$107,315	$55,634	$—	$162,949
Capital Markets	—	52,800	—	52,800
Chemicals	457,844	213,272	—	671,116
Commercial Services & Supplies	52,636	118,887	—	171,523
Construction & Engineering	41,700	—	—	41,700
Containers & Packaging	77,493	153,332	—	230,825
Electric Utilities	42,166	202,399	—	244,565
Electrical Equipment	—	182,074	—	182,074
Electronic Equipment, Instruments & Components	36,014	213,681	—	249,695
Food Products	313,000	187,161	—	500,161
Independent Power and Renewable Electricity Producers	—	180,812	—	180,812
Machinery	689,401	59,345	—	748,746
Metals & Mining	—	44,235	—	44,235
Paper & Forest Products	—	86,266	—	86,266
Professional Services	—	81,743	—	81,743
Semiconductors & Semiconductor Equipment	196,182	82,135	—	278,317
Software	82,572	77,840	—	160,412
Warrants	—	345	—	345

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Future Climate and Sustainable Economy ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$230,931	$—	$—	$230,931

	$2,327,254	$1,991,961	$—	$4,319,215

See notes to financial statements.

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2023	BlackRock Future Financial and Technology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 16.9%
FinecoBank Banca Fineco SpA	4,589	$82,381
Inter & Co. Inc., NVS	40,448	110,755
Inter & Co. Inc., NVS(a)	19,989	54,770
JPMorgan Chase & Co.	335	46,887
Live Oak Bancshares Inc.	2,142	73,321
Signature Bank/New York NY	1,410	181,820
Silvergate Capital Corp., Class A(a)	1,746	24,863
SVB Financial Group(a)	667	201,727

		776,524

Capital Markets — 4.6%
Allfunds Group PLC	3,772	30,006
Assetmark Financial Holdings Inc.(a)	2,530	67,146
Charles Schwab Corp. (The)	537	41,575
XP Inc., Class A(a)	4,060	72,349

		211,076

Consumer Finance — 20.2%
American Express Co.	1,168	204,318
Capital One Financial Corp.	1,691	201,229
Discover Financial Services	553	64,552
Kaspi.KZ JSC	2,806	206,272
Oportun Financial Corp.(a)	8,399	58,877
Synchrony Financial	5,203	191,106

		926,354

Diversified Financial Services — 2.0%
Illimity Bank SpA(a)	11,058	90,735

IT Services — 48.4%
Adyen NV(a)(b)	1	1,512
Block Inc.(a)	240	19,613
Dlocal Ltd./Uruguay, Class A(a)(c)	4,021	66,708
Fidelity National Information Services Inc.	3,057	229,397
Fiserv Inc.(a)	1,893	201,945
Global Payments Inc.	1,988	224,087
Mastercard Inc., Class A	58	21,495
Network International Holdings PLC(a)(b)	55,152	179,369
Nexi SpA(a)(b)	12,442	109,581
Nuvei Corp.(a)(b)	5,411	191,015

Security	Shares	Value

IT Services (continued)
Pagseguro Digital Ltd., Class A(a)	17,032	$171,853
Payoneer Global Inc.(a)	6,763	40,308
PayPal Holdings Inc.(a)	1,403	114,330
Repay Holdings Corp.(a)	8,896	86,647
Shift4 Payments Inc., Class A(a)(c)	376	24,079
StoneCo Ltd., Class A(a)	12,207	136,230
Verra Mobility Corp.(a)(c)	5,205	80,313
Visa Inc., Class A	98	22,561
WEX Inc.(a)	1,129	208,831
Worldline SA/France(a)(b)	1,910	86,649

		2,216,523

Software — 1.0%
Temenos AG, Registered	620	44,256

Total Long-Term Investments — 93.1% (Cost: $4,544,148)		4,265,468

Short-Term Securities

Money Market Funds — 9.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.56%(d)	121,749	121,822
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.18%(d)(e)	320,000	320,000

Total Short-Term Securities — 9.6% (Cost: $441,771)		441,822

Total Investments — 102.7% (Cost: $4,985,919)		4,707,290

Liabilities in Excess of Other Assets — (2.7)%		(124,119)

Net Assets — 100.0%		$4,583,171

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan. (d) Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/16/22	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$121,739	(b)	$—	$32	$51	$121,822	121,749	$175	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		320,000	(b)	—	—	—	320,000	320,000	5,541		—

						$32	$51	$441,822		$5,716		$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Future Financial and Technology ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Banks	$694,143	$82,381	$—	$776,524
Capital Markets	181,070	30,006	—	211,076
Consumer Finance	720,082	206,272	—	926,354
Diversified Financial Services	—	90,735	—	90,735
IT Services	2,018,781	197,742	—	2,216,523
Software	—	44,256	—	44,256
Short-Term Securities
Money Market Funds	441,822	—	—	441,822

	$4,055,898	$651,392	$—	$4,707,290

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2023	BlackRock Future Health ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 33.7%
Alkermes PLC(a)	3,204	$91,763
Allakos Inc.(a)	370	2,749
Alnylam Pharmaceuticals Inc.(a)	446	100,974
Amgen Inc.	158	39,879
Apellis Pharmaceuticals Inc.(a)	220	11,601
Arcus Biosciences Inc.(a)	215	4,650
Arcutis Biotherapeutics Inc.(a)(b)	900	14,913
Argenx SE, ADR(a)	149	56,955
Arrowhead Pharmaceuticals Inc.(a)	230	8,048
BeiGene Ltd., ADR(a)(b)	175	44,800
Biohaven Ltd., NVS(a)	225	4,295
BioMarin Pharmaceutical Inc.(a)	1,000	115,350
BioNTech SE, ADR	230	32,984
Blueprint Medicines Corp.(a)	532	24,866
Bridgebio Pharma Inc.(a)	335	3,109
Cerevel Therapeutics Holdings Inc.(a)	732	24,998
CRISPR Therapeutics AG(a)(b)	240	12,245
Day One Biopharmaceuticals Inc.(a)	404	8,795
Decibel Therapeutics Inc.(a)(b)	353	1,115
Design Therapeutics Inc.(a)	183	1,437
Enanta Pharmaceuticals Inc.(a)	54	2,883
EQRx Inc.(a)	556	1,362
Exact Sciences Corp.(a)	254	17,150
Exelixis Inc.(a)	1,434	25,267
FibroGen Inc.(a)	269	6,348
Frequency Therapeutics Inc.(a)	630	2,860
Galapagos NV, ADR(a)	442	19,523
Genmab A/S(a)	84	32,919
Genmab A/S, ADR(a)	272	10,649
Gilead Sciences Inc.	1,298	108,954
Halozyme Therapeutics Inc.(a)	1,155	59,794
Horizon Therapeutics PLC(a)	200	21,944
Immunocore Holdings PLC(a)	930	56,981
ImmunoGen Inc.(a)	1,248	5,741
Incyte Corp.(a)	894	76,115
Ionis Pharmaceuticals Inc.(a)	1,146	45,691
Iovance Biotherapeutics Inc.(a)	460	3,662
Karuna Therapeutics Inc.(a)	59	11,764
Keros Therapeutics Inc.(a)	573	33,561
Kinnate Biopharma Inc.(a)	633	4,767
Krystal Biotech Inc.(a)	74	6,151
Legend Biotech Corp., ADR(a)(b)	492	24,846
Mirati Therapeutics Inc.(a)	125	6,676
Moderna Inc.(a)	435	76,586
Monte Rosa Therapeutics Inc.(a)	344	2,546
Neurocrine Biosciences Inc.(a)	692	76,764
Nuvalent Inc., Class A(a)	413	12,493
PMV Pharmaceuticals Inc.(a)	723	5,929
Prime Medicine Inc., NVS(a)(b)	1,056	18,564
Prometheus Biosciences Inc.(a)	223	25,346
Protagonist Therapeutics Inc.(a)	1,095	14,553
Prothena Corp. PLC(a)	320	18,096
PTC Therapeutics Inc.(a)	200	9,178
REVOLUTION Medicines Inc.(a)	931	24,895
Rhythm Pharmaceuticals Inc.(a)	1,725	47,179
Rocket Pharmaceuticals Inc.(a)	684	14,863
Sage Therapeutics Inc.(a)	690	30,595
Sarepta Therapeutics Inc.(a)	451	56,361

Security	Shares	Value

Biotechnology (continued)
Seagen Inc.(a)	204	$28,454
Sigilon Therapeutics Inc.(a)	722	522
Swedish Orphan Biovitrum AB(a)	650	14,495
Tenaya Therapeutics Inc.(a)	354	1,211
TScan Therapeutics Inc.(a)	1,378	2,508
Twist Bioscience Corp.(a)(b)	447	12,824
Ultragenyx Pharmaceutical Inc.(a)	222	10,063
United Therapeutics Corp.(a)	161	42,370
Vaxcyte Inc.(a)	122	5,533
Vertex Pharmaceuticals Inc.(a)	506	163,489
Vir Biotechnology Inc.(a)	665	19,651
Viridian Therapeutics Inc.(a)	321	11,723

		1,937,925

Diversified Financial Services — 0.5%
DA32 Life Science Tech Acquisition Corp., Class A(a)(b)	3,181	32,033

Electronic Equipment, Instruments & Components — 0.1%
908 Devices Inc.(a)	648	6,039

Health Care Equipment & Supplies — 32.1%
Abiomed Inc., CVR(c)	246	686
Alcon Inc.	2,110	158,693
Align Technology Inc.(a)	162	43,696
Bausch + Lomb Corp.(a)	1,238	21,343
Boston Scientific Corp.(a)	3,048	140,970
ConvaTec Group PLC(d)	11,764	34,121
Cooper Companies Inc. (The)	312	108,866
Dexcom Inc.(a)	911	97,559
Glaukos Corp.(a)	298	14,617
Globus Medical Inc., Class A(a)	230	17,365
Heska Corp.(a)	275	24,596
Hologic Inc.(a)(b)	1,038	84,462
Insulet Corp.(a)	327	93,954
Intuitive Surgical Inc.(a)	533	130,953
iRhythm Technologies Inc.(a)	275	27,033
Masimo Corp.(a)	570	96,946
Medtronic PLC	455	38,079
Nevro Corp.(a)	1,003	36,830
Novocure Ltd.(a)	577	52,611
Nyxoah SA(a)	1,368	7,374
Omnicell Inc.(a)	339	18,804
Penumbra Inc.(a)	501	125,455
Pulmonx Corp.(a)	879	7,814
ResMed Inc.	569	129,943
Shockwave Medical Inc.(a)	139	26,122
SI-BONE Inc.(a)	448	7,629
STAAR Surgical Co.(a)	188	13,263
STERIS PLC(b)	460	94,995
Stryker Corp.	455	115,484
Tandem Diabetes Care Inc.(a)	833	33,936
Zimmer Biomet Holdings Inc.	340	43,296

		1,847,495

Health Care Providers & Services — 6.5%
Amedisys Inc.(a)	393	37,987
AmerisourceBergen Corp.	804	135,844
Encompass Health Corp.	745	46,525
Guardant Health Inc.(a)	490	15,401
LHC Group Inc.(a)	101	16,019
McKesson Corp.	262	99,214

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Future Health ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
R1 RCM Inc.(a)	1,644	$23,526

		374,516

Health Care Technology — 0.0%
Sophia Genetics SA(a)	619	1,857

Life Sciences Tools & Services — 17.4%
10X Genomics Inc., Class A(a)	582	27,256
Agilent Technologies Inc.	567	86,229
Avantor Inc.(a)	1,805	43,140
Bio-Techne Corp.	352	28,040
Bruker Corp.	523	36,673
Cytek Biosciences Inc.(a)	1,786	21,521
Danaher Corp.	317	83,808
Gerresheimer AG	660	48,810
IQVIA Holdings Inc.(a)	380	87,176
Mettler-Toledo International Inc.(a)	93	142,562
QIAGEN NV(a)	1,720	84,280
Repligen Corp.(a)	320	59,296
Thermo Fisher Scientific Inc.	78	44,486
Waters Corp.(a)	266	87,402
West Pharmaceutical Services Inc.	362	96,147
Wuxi Biologics Cayman Inc., New(a)(d)	3,000	25,051

		1,001,877

Personal Products — 0.2%
Haleon PLC, ADR, NVS(a)	1,213	9,825

Pharmaceuticals — 7.4%
Arvinas Inc.(a)	511	16,745
AstraZeneca PLC	613	40,072
Catalent Inc.(a)	928	49,694
Daiichi Sankyo Co. Ltd.	3,400	106,784
Eli Lilly & Co.	120	41,298
Merck & Co. Inc.	402	43,179
Pliant Therapeutics Inc.(a)	367	12,860
Reata Pharmaceuticals Inc., Class A(a)(b)	103	4,463
UCB SA	749	61,496
Ventyx Biosciences Inc.(a)	80	3,360
Zoetis Inc.	273	45,179

		425,130

Total Common Stocks — 97.9% (Cost: $5,635,078)		5,636,697

Security	Shares	Value

Preferred Stocks

Life Sciences Tools & Services — 0.4%
Sartorius AG, Preference Shares, NVS	45	$20,178

Total Preferred Stocks — 0.4% (Cost: $20,605)		20,178

Total Long-Term Investments — 98.3% (Cost: $5,655,683)		5,656,875

Short-Term Securities

Money Market Funds — 6.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.56%(e)(f)(g)	274,495	274,659
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.18%(e)(f)	90,000	90,000

Total Short-Term Securities — 6.3% (Cost: $364,523)		364,659

Total Investments — 104.6% (Cost: $6,020,206)		6,021,534

Liabilities in Excess of Other Assets — (4.6)%		(265,721)

Net Assets — 100.0%		$5,755,813

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Future Health ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$133,820	$140,612	(a)	$—		$117	$110	$274,659	274,495	$1,341	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	180,000	—		(90,000	)(a)	—	—	90,000	90,000	3,450		—

						$117	$110	$364,659		$4,791		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End Forward

Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	90,200	USD	59,679	BNP Paribas SA	03/15/23	$ 4,091
DKK	604,200	USD	83,496	BNP Paribas SA	03/15/23	5,059
EUR	92,600	USD	95,054	State Street Bank and Trust Co.	03/15/23	5,881
GBP	26,150	USD	30,669	BNP Paribas SA	03/15/23	1,600
JPY	6,839,000	USD	48,987	State Street Bank and Trust Co.	03/15/23	3,850

						20,481

						$20,481

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$20,481	$—	$—	$20,481

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$20,481	$—	$—	$20,481

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$158,943

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Future Health ETF

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$20,481	$—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	20,481	—
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	20,481	—

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

BNP Paribas SA	$10,750	$—		$—	$—	$10,750
State Street Bank and Trust Co.	9,731	—		—	—	9,731

	$20,481	$—		$—	$—	$20,481

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$1,890,511	$47,414	$—	$1,937,925
Diversified Financial Services	32,033	—	—	32,033
Electronic Equipment, Instruments & Components	6,039	—	—	6,039
Health Care Equipment & Supplies	1,812,688	34,121	686	1,847,495
Health Care Providers & Services	374,516	—	—	374,516
Health Care Technology	1,857	—	—	1,857
Life Sciences Tools & Services	928,016	73,861	—	1,001,877
Personal Products	9,825	—	—	9,825
Pharmaceuticals	256,850	168,280	—	425,130
Preferred Stocks	—	20,178	—	20,178
Short-Term Securities
Money Market Funds	364,659	—	—	364,659

	$5,676,994	$343,854	$686	$6,021,534

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$20,481	$—	$20,481

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2023	BlackRock Future Innovators ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 7.5%
Axon Enterprise Inc.(a)	1,683	$328,925
HEICO Corp.	1,305	223,090

		552,015

Air Freight & Logistics — 1.7%
GXO Logistics Inc.(a)(b)	2,415	126,377

Auto Components — 2.6%
Fox Factory Holding Corp.(a)(b)	1,647	194,494

Biotechnology — 2.2%
Halozyme Therapeutics Inc.(a)	3,076	159,245

Building Products — 1.7%
AZEK Co. Inc. (The)(a)(b)	5,189	125,211

Capital Markets — 6.7%
MarketAxess Holdings Inc.	358	130,258
TPG Inc.	4,570	147,200
Tradeweb Markets Inc., Class A	2,919	217,582

		495,040

Diversified Consumer Services — 2.3%
Bright Horizons Family Solutions Inc.(a)	85	6,526
Duolingo Inc, Class A(a)	1,728	165,007

		171,533
Electronic Equipment, Instruments & Components — 0.5%
Halma PLC	1,240	33,014

Entertainment — 0.7%
Kahoot! ASA(a)(b)	30,159	53,313

Equity Real Estate Investment Trusts (REITs) — 0.8%
Innovative Industrial Properties Inc.	228	20,470
Rexford Industrial Realty Inc.	582	36,939

		57,409

Food Products — 0.5%
Freshpet Inc.(a)	582	36,858

Health Care Equipment & Supplies — 3.8%
Figs Inc., Class A(a)	7,584	67,877
Inmode Ltd.(a)	1,896	66,455
Insulet Corp.(a)	517	148,544

		282,876

Health Care Technology — 3.8%
Certara Inc.(a)(b)	4,229	82,043
Doximity Inc., Class A(a)	4,059	143,161
Phreesia Inc.(a)	1,548	58,034

		283,238

Hotels, Restaurants & Leisure — 11.4%
Domino’s Pizza Inc.	350	123,550
Evolution AB(c)	1,791	201,292
Penn Entertainment Inc.(a)(b)	3,775	133,824
Planet Fitness Inc., Class A(a)(b)	2,923	247,432
Wingstop Inc.	868	137,552

		843,650

Interactive Media & Services — 2.2%
Match Group Inc.(a)	3,025	163,713

Internet & Direct Marketing Retail — 1.3%
Etsy Inc.(a)(b)	698	96,031

Security	Shares	Value

IT Services — 3.2%
DigitalOcean Holdings Inc.(a)	2,341	$68,709
Globant SA(a)(b)	1,034	167,694

		236,403

Life Sciences Tools & Services — 10.5%
10X Genomics Inc., Class A(a)	825	38,635
Azenta Inc.	2,387	133,433
Bio-Techne Corp.	1,997	159,081
Charles River Laboratories International Inc.(a)	576	140,112
Olink Holding AB, ADR(a)	1,748	34,226
Repligen Corp.(a)(b)	931	172,514
West Pharmaceutical Services Inc.(b)	387	102,787

		780,788

Machinery — 2.3%
Chart Industries Inc.(a)(b)	1,273	170,557

Professional Services — 1.3%
Fiverr International Ltd.(a)	2,678	99,327

Road & Rail — 2.9%
Saia Inc.(a)	791	215,769

Semiconductors & Semiconductor Equipment — 12.7%
Ambarella Inc.(a)	1,748	157,040
Entegris Inc.	2,720	219,531
Lattice Semiconductor Corp.(a)	2,630	199,328
Monolithic Power Systems Inc.	500	213,280
SolarEdge Technologies Inc.(a)	485	154,778

		943,957

Software — 16.2%
Aspen Technology Inc.(a)	288	57,240
Bill.com Holdings Inc.(a)	1,242	143,600
Confluent Inc., Class A(a)	7,266	167,845
Five9 Inc.(a)(b)	2,830	222,947
Gitlab Inc., Class A(a)	2,785	137,607
HubSpot Inc.(a)	523	181,486
Paylocity Holding Corp.(a)	959	199,750
SiteMinder Ltd.(a)	32,439	86,571

		1,197,046

Specialty Retail — 0.5%
Leslie’s Inc.(a)(b)	2,321	35,952

Total Long-Term Investments — 99.3% (Cost: $9,013,853)		7,353,816

Short-Term Securities

Money Market Funds — 23.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.56%(d)(e)(f)	1,684,022	1,685,032
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.18%(d)(e)	70,000	70,000

Total Short-Term Securities — 23.7% (Cost: $1,754,179)		1,755,032

Total Investments — 123.0% (Cost: $10,768,032)		9,108,848

Liabilities in Excess of Other Assets — (23.0)%		(1,702,328)

Net Assets — 100.0%		$7,406,520

(a)	Non-income producing security.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Future Innovators ETF

(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$979,979	$704,162	(a)	$—		$230	$661	$1,685,032	1,684,022	$2,942	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	210,000	—		(140,000	)(a)	—	—	70,000	70,000	5,198		—

						$230	$661	$1,755,032		$8,140		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$552,015	$—	$—	$552,015
Air Freight & Logistics	126,377	—	—	126,377
Auto Components	194,494	—	—	194,494
Biotechnology	159,245	—	—	159,245
Building Products	125,211	—	—	125,211
Capital Markets	495,040	—	—	495,040
Diversified Consumer Services	171,533	—	—	171,533
Electronic Equipment, Instruments & Components	—	33,014	—	33,014
Entertainment	—	53,313	—	53,313
Equity Real Estate Investment Trusts (REITs)	57,409	—	—	57,409
Food Products	36,858	—	—	36,858
Health Care Equipment & Supplies	282,876	—	—	282,876
Health Care Technology	283,238	—	—	283,238
Hotels, Restaurants & Leisure	642,358	201,292	—	843,650
Interactive Media & Services	163,713	—	—	163,713
Internet & Direct Marketing Retail	96,031	—	—	96,031
IT Services	236,403	—	—	236,403
Life Sciences Tools & Services	780,788	—	—	780,788
Machinery	170,557	—	—	170,557

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Future Innovators ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Professional Services	$99,327	$—	$—	$99,327
Road & Rail	215,769	—	—	215,769
Semiconductors & Semiconductor Equipment	943,957	—	—	943,957
Software	1,110,475	86,571	—	1,197,046
Specialty Retail	35,952	—	—	35,952
Short-Term Securities
Money Market Funds	1,755,032	—	—	1,755,032

	$8,734,658	$374,190	$—	$9,108,848

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) January 31, 2023	BlackRock Future Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 2.0%
Tesla Inc.(a)(b)	1,364	$236,272

Chemicals — 0.4%
Levima Advanced Materials Corp., NVS	8,800	51,273

Electrical Equipment — 2.6%
Array Technologies Inc.(a)	2,872	63,844
Sungrow Power Supply Co. Ltd., Class A	4,965	96,156
Suzhou Maxwell Technologies Co. Ltd., Class A	1,300	85,660
Yantai Zhenghai Magnetic Material Co. Ltd.(a)	26,600	55,712

		301,372
Electronic Equipment, Instruments & Components — 6.8%
Delta Electronics Inc.	10,000	96,974
E Ink Holdings Inc.	10,000	58,028
Jabil Inc.	2,900	228,027
Samsung SDI Co. Ltd.	414	232,006
Sunny Optical Technology Group Co. Ltd.	4,200	56,688
Xiamen Faratronic Co. Ltd.	2,400	63,920
Zhejiang Supcon Technology Co. Ltd.	4,364	59,636

		795,279

Entertainment — 4.2%
Bilibili Inc., ADR(a)(b)	3,474	86,850
CTS Eventim AG & Co. KGaA(a)	1,220	85,640
Electronic Arts Inc.	638	82,098
Spotify Technology SA(a)	640	72,141
Take-Two Interactive Software Inc.(a)	1,506	170,524

		497,253

Hotels, Restaurants & Leisure — 2.3%
Expedia Group Inc.(a)	484	55,321
Trip.com Group Ltd., ADR(a)	5,713	210,010

		265,331

Household Durables — 0.5%
TCL Technology Group Corp., Class A	101,500	63,321

Interactive Media & Services — 2.5%
Kanzhun Ltd., ADR(a)	5,049	122,640
Pinterest Inc., Class A(a)	3,617	95,091
ZoomInfo Technologies Inc.(a)	2,604	73,511

		291,242

Internet & Direct Marketing Retail — 4.3%
Coupang Inc.(a)	5,494	92,794
Farfetch Ltd., Class A(a)(b)	10,568	72,074
MercadoLibre Inc.(a)	153	180,799
Prosus NV	1,258	101,577
Xometry Inc., Class A(a)	1,759	61,600

		508,844

IT Services — 11.5%
Adyen NV(a)(c)	116	175,381
Amadeus IT Group SA(a)	1,652	104,083
AvidXchange Holdings Inc.(a)	6,173	68,644
Block Inc.(a)	1,120	91,526
Cloudflare Inc., Class A(a)	1,270	67,196
Endava PLC, ADR(a)(b)	906	79,610
GMO Payment Gateway Inc.	1,300	120,292
Grid Dynamics Holdings Inc.(a)	4,568	57,191
Locaweb Servicos de Internet SA(a)(c)	52,279	66,014
MongoDB Inc., Class A(a)	649	139,022
Okta Inc.(a)	976	71,843

Security	Shares	Value

IT Services (continued)
Shift4 Payments Inc., Class A(a)	2,390	$153,056
Twilio Inc., Class A(a)	1,050	62,832
Wise PLC(a)	13,145	88,119

		1,344,809

Life Sciences Tools & Services — 0.7%
IQVIA Holdings Inc.(a)	354	81,211

Machinery — 0.9%
Shenzhen Inovance Technology Co. Ltd., Class A	10,300	109,019

Media — 2.2%
Informa PLC	30,521	252,431

Professional Services — 2.3%
Planet Labs PBC(a)(b)	4,449	22,022
TransUnion	1,416	101,598
Wolters Kluwer NV	1,300	141,730

		265,350

Real Estate Management & Development — 0.7%
KE Holdings Inc., ADR(a)	4,572	83,850

Road & Rail — 0.7%
Full Truck Alliance Co. Ltd.(a)	10,263	82,617

Semiconductors & Semiconductor Equipment — 30.2%
Alphawave IP Group PLC(a)	40,835	48,123
ASM International NV	808	273,270
BE Semiconductor Industries NV	1,943	138,976
Credo Technology Group Holdings Ltd.(a)(b)	9,165	158,829
Entegris Inc.	1,473	118,886
First Solar Inc.(a)	402	71,395
KLA Corp.	366	143,648
Lasertec Corp.	1,400	265,052
Lattice Semiconductor Corp.(a)	3,712	281,333
MACOM Technology Solutions Holdings Inc., Class H(a)	1,771	118,692
Marvell Technology Inc.	3,179	137,174
Monolithic Power Systems Inc.	522	222,664
Nordic Semiconductor ASA(a)	4,128	65,825
Nvidia Corp.	1,395	272,541
ON Semiconductor Corp.(a)	3,124	229,458
Qorvo Inc.(a)	847	92,035
Rambus Inc.(a)	1,925	77,905
SK Hynix Inc.	1,316	95,205
SOITEC(a)	1,502	227,803
StarPower Semiconductor Ltd., Class A	2,000	93,982
Tower Semiconductor Ltd.(a)(b)	4,177	174,557
Wolfspeed Inc.(a)	3,143	242,042

		3,549,395

Software — 19.6%
Altium Ltd.	7,374	204,164
Aspen Technology Inc.(a)	713	141,709
Atlassian Corp., NVS(a)	619	100,043
Bill.com Holdings Inc.(a)(b)	680	78,622
Confluent Inc., Class A(a)	1,876	43,336
Freee KK(a)(b)	4,100	108,267
Gitlab Inc., Class A(a)	1,236	61,071
Glodon Co. Ltd., Class A	16,171	156,910
Kinaxis Inc.(a)	768	89,265
Manhattan Associates Inc.(a)	479	62,442
Ming Yuan Cloud Group Holdings Ltd.	40,000	37,594
Palo Alto Networks Inc.(a)(b)	1,057	167,682

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Future Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Rapid7 Inc.(a)	1,549	$61,759
RingCentral Inc., Class A(a)	1,851	72,245
SiteMinder Ltd.(a)(b)	35,893	95,788
Splunk Inc.(a)	969	92,801
Synopsys Inc.(a)	1,068	377,805
Tenable Holdings Inc.(a)	1,057	42,523
Tuya Inc.(a)(b)	6,041	16,854
Unity Software Inc.(a)(b)	1,695	60,206
Varonis Systems Inc.(a)	1,777	45,918
Xero Ltd.(a)	2,313	127,484
Zscaler Inc.(a)(b)	419	52,023

		2,296,511

Technology Hardware, Storage & Peripherals — 2.4%
Logitech International	1,014	59,187
Pure Storage Inc., Class A(a)	7,793	225,530

		284,717
Total Long-Term Investments — 96.8% (Cost: $11,583,974)		11,360,097

Short-Term Securities

Money Market Funds — 12.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.56%(d)(e)(f)	1,073,828	1,074,472

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.18%(d)(e)	350,000	$350,000

Total Short-Term Securities — 12.2% (Cost: $1,423,722)		1,424,472

Total Investments — 109.0% (Cost: $13,007,696)		12,784,569

Liabilities in Excess of Other Assets — (9.0)%		(1,051,091)

Net Assets — 100.0%		$11,733,478

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,737,915	$—	$(664,252	)(a)	$339	$470	$1,074,472	1,073,828	$2,634	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	830,000	—	(480,000	)(a)	—	—	350,000	350,000	9,731		—

					$339	$470	$1,424,472		$12,365		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Future Tech ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Automobiles	$236,272	$—	$—	$236,272
Chemicals	—	51,273	—	51,273
Electrical Equipment	63,844	237,528	—	301,372
Electronic Equipment, Instruments & Components	228,027	567,252	—	795,279
Entertainment	411,613	85,640	—	497,253
Hotels, Restaurants & Leisure	265,331	—	—	265,331
Household Durables	—	63,321	—	63,321
Interactive Media & Services	291,242	—	—	291,242
Internet & Direct Marketing Retail	407,267	101,577	—	508,844
IT Services	856,934	487,875	—	1,344,809
Life Sciences Tools & Services	81,211	—	—	81,211
Machinery	—	109,019	—	109,019
Media	—	252,431	—	252,431
Professional Services	123,620	141,730	—	265,350
Real Estate Management & Development	83,850	—	—	83,850
Road & Rail	82,617	—	—	82,617
Semiconductors & Semiconductor Equipment	2,341,159	1,208,236	—	3,549,395
Software	1,566,304	730,207	—	2,296,511
Technology Hardware, Storage & Peripherals	284,717	—	—	284,717
Short-Term Securities
Money Market Funds	1,424,472	—	—	1,424,472

	8,748,480	$4,036,089	$—	$12,784,569

See notes to financial statements.

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2023	BlackRock Future U.S. Themes ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.2%
CH Robinson Worldwide Inc.(a)	21	$2,103
United Parcel Service Inc., Class B	25	4,631

		6,734

Banks — 0.0%
Prosperity Bancshares Inc.	16	1,214

Beverages — 0.9%
Coca-Cola Co. (The)	434	26,613
PepsiCo Inc.	77	13,168

		39,781

Building Products — 0.3%
Builders FirstSource Inc.(b)	97	7,731
Johnson Controls International PLC	58	4,035

		11,766

Capital Markets — 1.2%
Affiliated Managers Group Inc.	207	35,757
Ameriprise Financial Inc.	42	14,705
Raymond James Financial Inc.	35	3,947

		54,409

Chemicals — 3.0%
Chemours Co. (The)	1,888	68,704
Corteva Inc.	43	2,771
LyondellBasell Industries NV, Class A	184	17,791
Olin Corp.	677	43,728

		132,994

Commercial Services & Supplies — 1.7%
Clean Harbors Inc.(b)	168	21,891
Copart Inc.(b)	190	12,656
Waste Connections Inc.	288	38,275
Waste Management Inc.	25	3,868

		76,690

Communications Equipment — 0.4%
Calix Inc.(b)	340	17,898

Construction & Engineering — 2.3%
AECOM	813	70,951
EMCOR Group Inc.(a)	145	21,496
Quanta Services Inc.	17	2,587
Valmont Industries Inc.	18	5,935

		100,969

Containers & Packaging — 0.1%
Sonoco Products Co.	75	4,583

Distributors — 1.5%
Genuine Parts Co.	269	45,144
LKQ Corp.	362	21,343

		66,487

Diversified Financial Services — 4.0%
Berkshire Hathaway Inc., Class B(b)	570	177,566

Electric Utilities — 0.5%
Constellation Energy Corp.	93	7,939
IDACORP Inc.	66	6,983
PNM Resources Inc.	141	6,977

		21,899

Electrical Equipment — 1.3%
Acuity Brands Inc.	7	1,320

Security	Shares	Value

Electrical Equipment (continued)
AMETEK Inc.	195	$28,259
Hubbell Inc.	129	29,529

		59,108

Electronic Equipment, Instruments & Components — 4.0%
Amphenol Corp., Class A	1,050	83,759
Arrow Electronics Inc.(b)	356	41,826
CDW Corp./DE	5	980
Jabil Inc.	515	40,494
Keysight Technologies Inc.(b)	65	11,658

		178,717

Energy Equipment & Services — 0.3%
ChampionX Corp.	244	8,057
Helmerich & Payne Inc.	54	2,616
Valaris Ltd.(a)(b)	21	1,525

		12,198

Entertainment — 0.2%
Activision Blizzard Inc.	91	6,968

Food & Staples Retailing — 4.9%
BJ’s Wholesale Club Holdings Inc.(b)	1,193	86,457
Costco Wholesale Corp.	59	30,157
Kroger Co. (The)	1,858	82,923
Walmart Inc.	131	18,847

		218,384

Food Products — 2.6%
Archer-Daniels-Midland Co.	110	9,114
Darling Ingredients Inc.(b)	714	47,331
General Mills Inc.	343	26,877
Hershey Co. (The)	69	15,497
JM Smucker Co. (The)	7	1,070
Kellogg Co.	192	13,167

		113,056

Health Care Providers & Services — 2.6%
McKesson Corp.	27	10,224
UnitedHealth Group Inc.	211	105,329

		115,553

Hotels, Restaurants & Leisure — 1.9%
McDonald’s Corp.	307	82,092

Household Durables — 0.4%
DR Horton Inc.	48	4,737
PulteGroup Inc.	257	14,621

		19,358

Household Products — 0.5%
Procter & Gamble Co. (The)	148	21,072

Independent Power and Renewable Electricity Producers — 0.2%
Ormat Technologies Inc.	112	10,366

Insurance — 0.4%
American Financial Group Inc./OH	42	5,989
Marsh & McLennan Companies Inc.	55	9,620
W R Berkley Corp.	51	3,577

		19,186

IT Services — 10.7%
Accenture PLC, Class A	295	82,320
Automatic Data Processing Inc.	60	13,549
Genpact Ltd.	530	25,058
Mastercard Inc., Class A	203	75,232

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Future U.S. Themes ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Paychex Inc.	135	$15,641
Shift4 Payments Inc., Class A(b)	936	59,941
SS&C Technologies Holdings Inc.	1,382	83,404
Visa Inc., Class A	509	117,177

		472,322

Leisure Products — 0.4%
Brunswick Corp./DE	205	17,288

Machinery — 3.5%
Chart Industries Inc.(b)	314	42,070
Dover Corp.	40	6,073
Evoqua Water Technologies Corp.(b)	1,197	58,066
Graco Inc.	221	15,099
Lincoln Electric Holdings Inc.	173	28,869
Toro Co. (The)	34	3,792
Xylem Inc./NY	30	3,120

		157,089

Marine — 0.2%
Matson Inc.	105	6,943

Metals & Mining — 2.5%
Commercial Metals Co.	213	11,559
Nucor Corp.	242	40,903
Reliance Steel & Aluminum Co	20	4,549
Steel Dynamics Inc.	345	41,621
U.S. Steel Corp.	347	9,886

		108,518

Multiline Retail — 2.9%
Dillard’s Inc., Class A(a)	109	42,871
Dollar General Corp.	161	37,610
Dollar Tree Inc.(b)	183	27,483
Nordstrom Inc.	376	7,347
Target Corp.	72	12,394

		127,705

Oil, Gas & Consumable Fuels — 6.5%
Chevron Corp.	272	47,333
Chord Energy Corp.	7	1,003
ConocoPhillips	227	27,665
Diamondback Energy Inc.	50	7,306
Exxon Mobil Corp.	413	47,912
Matador Resources Co.	569	37,645
Murphy Oil Corp.	113	4,928
Ovintiv Inc.	539	26,535
PDC Energy Inc.	644	43,618
Pioneer Natural Resources Co.	188	43,306
SM Energy Co.	50	1,644

		288,895

Paper & Forest Products — 0.5%
Louisiana-Pacific Corp.	347	23,627

Professional Services — 0.2%
FTI Consulting Inc.(b)	62	9,890

Road & Rail — 4.6%
JB Hunt Transport Services Inc.	56	10,587
Old Dominion Freight Line Inc.	390	129,963
Ryder System Inc.	286	27,001
Union Pacific Corp.	188	38,388

		205,939

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 9.3%
Analog Devices Inc.	830	$142,320
Broadcom Inc.	154	90,092
Cirrus Logic Inc.(b)	237	21,422
KLA Corp.	10	3,925
Microchip Technology Inc.	319	24,761
ON Semiconductor Corp.(b)	436	32,024
Semtech Corp.(b)	26	859
Texas Instruments Inc.	554	98,174

		413,577

Software — 12.5%
Cadence Design Systems Inc.(b)	55	10,056
Check Point Software Technologies Ltd.(b)	984	125,165
DocuSign Inc.(b)	966	58,578
Fortinet Inc.(b)	31	1,622
Microsoft Corp.	870	215,595
Palo Alto Networks Inc.(b)	747	118,504
Synopsys Inc.(b)	75	26,531

		556,051

Specialty Retail — 3.0%
Home Depot Inc. (The)	160	51,867
Lowe’s Companies Inc.	67	13,953
Penske Automotive Group Inc.(a)	119	15,211
TJX Companies Inc. (The)	589	48,215
Ulta Beauty Inc.(b)	10	5,140

		134,386

Technology Hardware, Storage & Peripherals — 3.8%
Apple Inc.	1,008	145,444
Dell Technologies Inc., Class C	614	24,941

		170,385

Textiles, Apparel & Luxury Goods — 0.2%
Capri Holdings Ltd.(a)(b)	44	2,925
Carter’s Inc.	67	5,586

		8,511

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.	110	4,843

Trading Companies & Distributors — 2.4%
Fastenal Co.	170	8,594
MSC Industrial Direct Co. Inc., Class A	185	15,299
United Rentals Inc.(b)	40	17,638
WESCO International Inc.(b)	359	53,495
WW Grainger Inc.	19	11,200

		106,226

Water Utilities — 0.1%
American Water Works Co. Inc.	15	2,347

Total Long-Term Investments — 98.8% (Cost: $4,310,318)		4,383,590

Short-Term Securities

Money Market Funds — 3.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.56%(c)(d)(e)	84,514	84,565

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Future U.S. Themes ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.18%(c)(d)	50,000	$50,000

Total Short-Term Securities — 3.0% (Cost: $134,554)		134,565

Total Investments — 101.8% (Cost: $4,444,872)		4,518,155

Liabilities in Excess of Other Assets — (1.8)%		(79,488)

Net Assets — 100.0%		$4,438,667

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$84,549	(a)	$—		$5	$11	$84,565	84,514	$72	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	70,000	—		(20,000	)(a)	—	—	50,000	50,000	731		—

						$5	$11	$134,565		$803		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Micro E-Mini S&P 500 Index	2	03/17/23	$41	$1,209

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,209	$—	$—	$—	$1,209

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Future U.S. Themes ETF

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$1,388	$—	$—	$—	$1,388

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(1,968)	$—	$—	$—	$(1,968)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$39,865

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$4,383,590	$—	$—	$4,383,590
Short-Term Securities
Money Market Funds	134,565	—	—	134,565

	$4,518,155	$—	$—	$4,518,155

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,209	$—	$—	$1,209

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2023	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
Raytheon Technologies Corp.	46,315	$4,624,553

Air Freight & Logistics — 0.9%
CH Robinson Worldwide Inc.	38,668	3,873,373
Expeditors International of Washington Inc.	37,821	4,090,341
FedEx Corp.	5,288	1,025,132
United Parcel Service Inc., Class B	22,917	4,244,916

		13,233,762

Airlines — 0.2%
Alaska Air Group Inc.(a)	36,047	1,850,653
American Airlines Group Inc.(a)	16,502	266,342
JetBlue Airways Corp.(a)	48,031	384,248

		2,501,243

Auto Components — 0.1%
Aptiv PLC(a)	9,220	1,042,690

Automobiles — 1.6%
Ford Motor Co.	111,856	1,511,174
General Motors Co.	84,157	3,309,053
Lucid Group Inc.(a)(b)	16,351	191,143
Rivian Automotive Inc., Class A(a)	15,364	298,062
Tesla Inc.(a)	107,131	18,557,232

		23,866,664

Banks — 3.7%
Bank of America Corp.	85,041	3,017,255
Bank of Hawaii Corp.	12,930	989,016
Bank OZK	3,435	156,876
Citigroup Inc.	86,292	4,506,168
Citizens Financial Group Inc.	72,365	3,134,852
Commerce Bancshares Inc.	11,074	737,085
East West Bancorp. Inc.	4,074	319,891
Fifth Third BanCorp.	88,982	3,229,157
First Republic Bank/CA	13,334	1,878,494
FNB Corp.	93,717	1,337,342
Huntington Bancshares Inc./OH	193,732	2,938,914
JPMorgan Chase & Co.	126,191	17,661,692
KeyCorp.	290,932	5,582,985
PNC Financial Services Group Inc. (The)	15,152	2,506,595
Signature Bank/New York NY	2,250	290,138
SVB Financial Group(a)	1,310	396,196
U.S. BanCorp.	60,183	2,997,113
Wells Fargo & Co.	56,656	2,655,467
Zions Bancorp. NA	2,737	145,499

		54,480,735

Beverages — 2.5%
Coca-Cola Co. (The)	284,450	17,442,474
Keurig Dr Pepper Inc.	76,969	2,715,466
Molson Coors Beverage Co., Class B	44,973	2,364,680
Monster Beverage Corp.(a)	6,137	638,739
PepsiCo Inc.	74,717	12,778,102

		35,939,461

Biotechnology — 2.6%
AbbVie Inc.	107,671	15,908,390
Alnylam Pharmaceuticals Inc.(a)	2,438	551,963
Amgen Inc.	18,838	4,754,711
Biogen Inc.(a)	15,863	4,614,547
Gilead Sciences Inc.	25,656	2,153,565
Incyte Corp.(a)	11,704	996,479

Security	Shares	Value

Biotechnology (continued)
Mirati Therapeutics Inc.(a)	2,554	$136,409
Moderna Inc.(a)	11,119	1,957,611
Regeneron Pharmaceuticals Inc.(a)	3,566	2,704,704
Seagen Inc.(a)	2,106	293,745
Vertex Pharmaceuticals Inc.(a)	10,098	3,262,664

		37,334,788

Building Products — 1.7%
A O Smith Corp.	72,955	4,939,054
Builders FirstSource Inc.(a)	26,354	2,100,414
Carrier Global Corp.	15,516	706,443
Fortune Brands Home & Security Inc., NVS	5,071	327,130
Johnson Controls International PLC	136,976	9,529,420
Masco Corp.	20,738	1,103,262
Owens Corning	2,483	239,982
Trane Technologies PLC	35,039	6,276,186

		25,221,891

Capital Markets — 3.8%
Ameriprise Financial Inc.	1,849	647,372
Bank of New York Mellon Corp. (The)	81,354	4,114,072
Blackstone Inc., NVS	19,845	1,904,326
Cboe Global Markets Inc.	4,058	498,647
Charles Schwab Corp. (The)	57,792	4,474,257
CME Group Inc.	11,567	2,043,426
Coinbase Global Inc., Class A(a)(b)	6,824	399,067
FactSet Research Systems Inc.	7,290	3,083,233
Goldman Sachs Group Inc. (The)	29,622	10,836,024
Janus Henderson Group PLC	9,671	250,672
LPL Financial Holdings Inc.	16,949	4,018,947
Moody’s Corp.	2,481	800,743
Morgan Stanley	6,920	673,524
MSCI Inc.	6,617	3,517,332
Nasdaq Inc.	68,376	4,115,551
Northern Trust Corp.	4,010	388,850
Raymond James Financial Inc.	13,365	1,507,171
S&P Global Inc.	19,927	7,471,429
State Street Corp.	50,335	4,597,096

		55,341,739

Chemicals — 2.0%
Air Products and Chemicals Inc.	3,124	1,001,273
Albemarle Corp.	2,252	633,826
DuPont de Nemours Inc.	16,247	1,201,466
Ecolab Inc.	44,070	6,823,358
Element Solutions Inc.	47,841	979,784
FMC Corp.	23,102	3,075,569
International Flavors & Fragrances Inc.	6,855	770,913
Linde PLC	26,684	8,830,803
PPG Industries Inc.	18,636	2,429,016
Sherwin-Williams Co. (The)	15,152	3,584,812

		29,330,820

Commercial Services & Supplies — 0.7%
Clean Harbors Inc.(a)	1,215	158,314
MSA Safety Inc.	2,057	280,554
Republic Services Inc.	11,963	1,493,222
Waste Management Inc.	57,990	8,972,793

		10,904,883

Communications Equipment — 1.0%
Arista Networks Inc.(a)	5,696	717,810
Cisco Systems Inc.	282,124	13,730,975
Juniper Networks Inc.	5,664	182,947

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
Motorola Solutions Inc.	1,075	$276,286

		14,908,018

Construction & Engineering — 0.2%
AECOM	16,143	1,408,799
MasTec Inc.(a)	8,508	835,741

		2,244,540

Consumer Finance — 0.6%
Ally Financial Inc.	54,971	1,786,008
American Express Co.	20,986	3,671,081
Capital One Financial Corp.	24,318	2,893,842

		8,350,931

Containers & Packaging — 0.5%
Avery Dennison Corp.	11,479	2,174,582
Ball Corp.	52,935	3,082,934
Berry Global Group Inc.	13,092	808,169
Crown Holdings Inc.	5,904	520,497
Graphic Packaging Holding Co.	10,717	258,172
Westrock Co.	7,345	288,218

		7,132,572

Distributors — 0.1%
Genuine Parts Co.	3,297	553,302
Pool Corp.	2,385	919,680

		1,472,982

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions Inc.(a)	5,720	439,182
Grand Canyon Education Inc.(a)	6,256	729,199
H&R Block Inc.	3,566	139,003
Service Corp. International	6,069	450,016

		1,757,400

Diversified Financial Services — 1.4%
Apollo Global Management Inc.	3,082	218,144
Berkshire Hathaway Inc., Class B(a)	60,157	18,740,109
Voya Financial Inc.	15,047	1,049,829

		20,008,082

Diversified Telecommunication Services — 0.9%
AT&T Inc.	328,178	6,684,986
Frontier Communications Parent Inc.(a)	7,332	217,101
Lumen Technologies Inc.	51,878	272,359
Verizon Communications Inc.	146,016	6,069,885

		13,244,331

Electric Utilities — 1.6%
Avangrid Inc.	32,441	1,368,037
Constellation Energy Corp.	5,947	507,636
Edison International	5,386	371,095
Eversource Energy	101,654	8,369,174
Exelon Corp.	111,135	4,688,786
Hawaiian Electric Industries Inc.	3,979	168,192
NextEra Energy Inc.	92,309	6,889,021
PG&E Corp.(a)	29,914	475,632

		22,837,573

Electrical Equipment — 1.3%
Acuity Brands Inc.	17,995	3,392,417
AMETEK Inc.	11,210	1,624,553
Eaton Corp. PLC	31,489	5,107,831
Emerson Electric Co.	5,375	484,933
Generac Holdings Inc.(a)	2,456	296,194
Rockwell Automation Inc.	24,979	7,044,827
Sunrun Inc.(a)	41,536	1,091,566

Security	Shares	Value

Electrical Equipment (continued)
Vertiv Holdings Co.	9,051	$128,705

		19,171,026

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., Class A	3,636	290,044
National Instruments Corp.	12,028	649,512
Trimble Inc.(a)	5,110	296,686

		1,236,242

Energy Equipment & Services — 0.3%
Baker Hughes Co.	107,021	3,396,846
Halliburton Co.	21,651	892,454
Schlumberger NV	13,722	781,880

		5,071,180

Entertainment — 1.6%
Activision Blizzard Inc.	12,905	988,136
AMC Entertainment Holdings Inc., Class A(a)(b)	39,730	212,555
Electronic Arts Inc.	3,395	436,869
Live Nation Entertainment Inc.(a)(b)	22,417	1,804,344
Madison Square Garden Sports Corp.	3,776	686,628
Netflix Inc.(a)	23,471	8,305,448
Roku Inc.(a)	5,172	297,390
Spotify Technology SA(a)	9,051	1,020,229
Walt Disney Co. (The)(a)	69,500	7,540,055
Warner Bros. Discovery Inc.(a)	98,777	1,463,875

		22,755,529

Equity Real Estate Investment Trusts (REITs) — 3.2%
American Tower Corp.	20,706	4,625,513
AvalonBay Communities Inc.	1,782	316,198
Boston Properties Inc.	74,990	5,589,755
Brixmor Property Group Inc.	60,438	1,422,106
Crown Castle Inc.	8,231	1,219,093
Digital Realty Trust Inc.	18,299	2,097,431
Equinix Inc.	6,474	4,778,654
Equity LifeStyle Properties Inc.	5,176	371,533
Equity Residential	12,901	821,149
Essex Property Trust Inc.	1,343	303,612
Federal Realty Investment Trust	46,152	5,147,333
Highwoods Properties Inc.	9,047	274,757
Hudson Pacific Properties Inc.	41,376	471,273
Iron Mountain Inc.	5,350	292,003
Kilroy Realty Corp.	78,401	3,217,577
Kimco Realty Corp.	13,654	306,669
Prologis Inc.	43,868	5,671,255
Regency Centers Corp.	28,446	1,895,357
SL Green Realty Corp.	15,247	627,414
UDR Inc.	80,264	3,418,444
Ventas Inc.	38,509	1,995,151
Vornado Realty Trust	4,805	117,194
Weyerhaeuser Co.	35,438	1,220,130

		46,199,601

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	13,351	6,824,230
Kroger Co. (The)	45,850	2,046,286
Sysco Corp.	9,770	756,784
Walgreens Boots Alliance Inc.	100,834	3,716,741
Walmart Inc.	55,935	8,047,369

		21,391,410

Food Products — 0.6%
Archer-Daniels-Midland Co.	8,782	727,589

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Bunge Ltd.	9,026	$894,476
Campbell Soup Co.	4,088	212,290
Darling Ingredients Inc.(a)	9,206	610,266
General Mills Inc.	9,051	709,236
Kellogg Co.	42,724	2,930,012
Kraft Heinz Co. (The)	11,989	485,914
McCormick & Co. Inc./MD, NVS	5,322	399,789
Mondelez International Inc., Class A	35,098	2,296,813

		9,266,385

Health Care Equipment & Supplies — 3.0%
Abbott Laboratories	106,627	11,787,615
Baxter International Inc.	14,881	679,913
Becton Dickinson and Co.	23,688	5,974,587
Boston Scientific Corp.(a)	32,383	1,497,714
DENTSPLY SIRONA Inc.	103,948	3,828,405
Dexcom Inc.(a)(b)	10,160	1,088,034
Edwards Lifesciences Corp.(a)	39,883	3,059,026
GE HealthCare Technologies Inc., NVS(a)	20,302	1,411,395
Hologic Inc.(a)	26,953	2,193,166
ICU Medical Inc.(a)	7,239	1,398,792
IDEXX Laboratories Inc.(a)	323	155,202
Insulet Corp.(a)	6,481	1,862,121
Intuitive Surgical Inc.(a)	5,054	1,241,717
Medtronic PLC	57,868	4,842,973
ResMed Inc.	10,714	2,446,756

		43,467,416

Health Care Providers & Services — 3.1%
AmerisourceBergen Corp.	9,869	1,667,466
Cardinal Health Inc.	19,594	1,513,636
Centene Corp.(a)	38,688	2,949,573
Cigna Corp.	11,485	3,636,955
CVS Health Corp.	69,730	6,151,581
Elevance Health Inc.	9,125	4,562,409
HCA Healthcare Inc.	4,870	1,242,191
Humana Inc.	2,788	1,426,620
McKesson Corp.	3,257	1,233,361
Molina Healthcare Inc.(a)	523	163,087
UnitedHealth Group Inc.	40,096	20,015,522

		44,562,401

Health Care Technology — 0.1%
Teladoc Health Inc.(a)	8,877	260,984
Veeva Systems Inc., Class A(a)	5,172	882,084

		1,143,068

Hotels, Restaurants & Leisure — 2.1%
Airbnb Inc., Class A(a)	15,278	1,697,539
Aramark	10,733	477,940
Booking Holdings Inc.(a)	3,680	8,957,488
Boyd Gaming Corp.	5,953	370,931
Caesars Entertainment Inc.(a)	15,040	782,982
Chipotle Mexican Grill Inc.(a)	922	1,517,962
Choice Hotels International Inc.	1,531	188,145
Expedia Group Inc.(a)	25,139	2,873,388
McDonald’s Corp.	15,290	4,088,546
Norwegian Cruise Line Holdings Ltd.(a)	151,535	2,304,847
Planet Fitness Inc., Class A(a)	6,944	587,810
Royal Caribbean Cruises Ltd.(a)	14,055	912,732
Six Flags Entertainment Corp.(a)	24,575	659,839
Starbucks Corp.	38,842	4,239,216

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Wendy’s Co. (The)	53,047	$1,182,948

		30,842,313

Household Durables — 0.1%
Whirlpool Corp.	10,449	1,625,760

Household Products — 1.0%
Church & Dwight Co. Inc.	14,813	1,197,779
Colgate-Palmolive Co.	39,969	2,978,890
Kimberly-Clark Corp.	1,456	189,295
Procter & Gamble Co. (The)	74,801	10,650,166

		15,016,130

Independent Power and Renewable Electricity Producers — 0.1%
Brookfield Renewable Corp., Class A	28,291	891,732

Industrial Conglomerates — 0.7%
3M Co.	48,813	5,617,399
General Electric Co.	45,191	3,636,972
Honeywell International Inc.	2,947	614,390

		9,868,761

Insurance — 2.3%
Aflac Inc.	80,193	5,894,185
Allstate Corp. (The)	21,681	2,785,358
American Financial Group Inc./OH	2,579	367,740
Aon PLC, Class A	3,958	1,261,335
Arch Capital Group Ltd.(a)	29,265	1,883,203
Assurant Inc.	1,132	150,092
Assured Guaranty Ltd.	14,245	891,737
Cincinnati Financial Corp.	12,210	1,381,561
Everest Re Group Ltd.	476	166,452
Globe Life Inc.	5,365	648,360
Hanover Insurance Group Inc. (The)	2,269	305,362
Hartford Financial Services Group Inc. (The)	9,208	714,633
Lincoln National Corp.	14,223	503,921
Principal Financial Group Inc.	66,147	6,121,905
Progressive Corp. (The)	3,173	432,639
Prudential Financial Inc.	52,029	5,459,923
RenaissanceRe Holdings Ltd.	2,790	545,975
Ryan Specialty Group Holdings Inc., Class A(a)	3,917	166,943
Travelers Companies Inc. (The)	17,584	3,360,654
W R Berkley Corp.	5,378	377,213
Willis Towers Watson PLC	3,615	918,897

		34,338,088

Interactive Media & Services — 4.5%
Alphabet Inc., Class A(a)	267,292	26,419,141
Alphabet Inc., Class C, NVS(a)	242,051	24,173,633
IAC/InterActiveCorp.(a)	23,274	1,314,981
Meta Platforms Inc, Class A(a)	89,085	13,270,993
TripAdvisor Inc.(a)	12,328	287,243

		65,465,991

Internet & Direct Marketing Retail — 2.6%
Amazon.com Inc.(a)	344,121	35,489,199
eBay Inc.	3,479	172,211
Etsy Inc.(a)(b)	10,605	1,459,036
Wayfair Inc., Class A(a)	8,917	539,478

		37,659,924

IT Services — 4.8%
Accenture PLC, Class A	62,061	17,318,122
Automatic Data Processing Inc.	32,635	7,369,309
Broadridge Financial Solutions Inc.	24,894	3,743,062

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Cloudflare Inc., Class A(a)	10,344	$547,301
Cognizant Technology Solutions Corp., Class A	23,664	1,579,572
DXC Technology Co.(a)	30,954	889,308
EPAM Systems Inc.(a)	1,738	578,146
Fidelity National Information Services Inc.	6,628	497,365
Gartner Inc.(a)	1,282	433,496
International Business Machines Corp.	43,480	5,858,060
Mastercard Inc., Class A	43,405	16,085,893
Okta Inc.(a)	2,800	206,108
Paychex Inc.	1,513	175,296
PayPal Holdings Inc.(a)	47,489	3,869,879
Snowflake Inc., Class A(a)	5,196	812,862
Visa Inc., Class A	44,232	10,182,649
Wix.com Ltd.(a)	5,172	449,861

		70,596,289

Leisure Products — 0.3%
Hasbro Inc.	49,477	2,927,554
Mattel Inc.(a)	6,721	137,512
Polaris Inc.	4,596	527,804
YETI Holdings Inc.(a)	7,363	329,568

		3,922,438

Life Sciences Tools & Services — 1.7%
Agilent Technologies Inc.	28,520	4,337,322
Danaher Corp.	11,829	3,127,351
Illumina Inc.(a)	4,649	995,816
Mettler-Toledo International Inc.(a)	2,586	3,964,131
PerkinElmer Inc.	12,979	1,785,002
QIAGEN NV(a)	19,235	942,515
Thermo Fisher Scientific Inc.	16,520	9,421,852
Waters Corp.(a)	1,975	648,945

		25,222,934

Machinery — 1.7%
AGCO Corp.	5,080	701,700
Caterpillar Inc.	20,352	5,134,606
Cummins Inc.	16,266	4,059,018
Deere & Co.	9,088	3,842,770
IDEX Corp.	1,992	477,443
Illinois Tool Works Inc.	788	185,999
Middleby Corp. (The)(a)	3,879	602,990
Otis Worldwide Corp.	8,300	682,509
Toro Co. (The)	1,309	145,980
Westinghouse Air Brake Technologies Corp.	4,157	431,538
Xylem Inc./NY	83,271	8,661,017

		24,925,570

Marine — 0.2%
Kirby Corp.(a)	37,155	2,629,831

Media — 0.4%
Comcast Corp., Class A	110,656	4,354,314
New York Times Co. (The), Class A	10,344	360,385
Omnicom Group Inc.	1,627	139,906
Paramount Global, Class B, NVS	49,134	1,137,943
Trade Desk Inc. (The), Class A(a)	3,879	196,665

		6,189,213

Metals & Mining — 0.6%
Freeport-McMoRan Inc.	35,693	1,592,622
Newmont Corp.	31,854	1,686,032
Nucor Corp.	14,645	2,475,298
Reliance Steel & Aluminum Co.	1,810	411,684

Security	Shares	Value

Metals & Mining (continued)
Royal Gold Inc.	5,561	$706,414
Southern Copper Corp.	10,761	809,335
Steel Dynamics Inc.	13,908	1,677,861

		9,359,246

Mortgage Real Estate Investment — 0.0%
Annaly Capital Management Inc.	18,272	428,844

Multi-Utilities — 0.9%
Consolidated Edison Inc.	58,152	5,542,467
Public Service Enterprise Group Inc.	66,066	4,091,468
Sempra Energy	25,400	4,072,382

		13,706,317

Multiline Retail — 0.3%
Target Corp.	22,698	3,907,234

Oil, Gas & Consumable Fuels — 4.5%
Antero Midstream Corp.	15,137	164,993
Antero Resources Corp.(a)	26,312	758,838
Cheniere Energy Inc.	9,051	1,382,902
Chevron Corp.	57,054	9,928,537
ConocoPhillips	59,967	7,308,178
Coterra Energy Inc.	14,247	356,602
Devon Energy Corp.	29,379	1,857,928
Diamondback Energy Inc.	33,765	4,933,742
DTE Midstream LLC(a)	15,516	848,105
EOG Resources Inc.	13,132	1,736,707
EQT Corp.	24,907	813,712
Exxon Mobil Corp.	134,234	15,572,486
Marathon Oil Corp.	28,345	778,637
Marathon Petroleum Corp.	47,815	6,145,184
New Fortress Energy Inc.	17,820	691,238
Occidental Petroleum Corp.	9,006	583,499
ONEOK Inc.	46,525	3,186,032
Ovintiv Inc.	14,650	721,220
Phillips 66	11,656	1,168,747
Pioneer Natural Resources Co.	9,769	2,250,289
Range Resources Corp.	8,546	213,821
Targa Resources Corp.	7,758	582,005
Texas Pacific Land Corp.	119	237,506
Valero Energy Corp.	1,336	187,080
Williams Companies Inc. (The)	120,225	3,876,054

		66,284,042

Personal Products — 0.6%
Estee Lauder Companies Inc. (The), Class A	30,106	8,341,771

Pharmaceuticals — 4.1%
Bristol-Myers Squibb Co.	49,435	3,591,453
Eli Lilly & Co.	40,419	13,910,199
Johnson & Johnson	122,026	19,941,489
Merck & Co. Inc.	110,022	11,817,463
Pfizer Inc.	245,139	10,825,338

		60,085,942

Professional Services — 0.4%
FTI Consulting Inc.(a)	2,012	320,954
Jacobs Solutions Inc., NVS	3,212	396,842
Leidos Holdings Inc.	11,951	1,181,237
ManpowerGroup Inc.	2,546	221,909
Robert Half International Inc.	4,157	349,022
Verisk Analytics Inc.	20,454	3,718,333

		6,188,297

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail — 0.5%
CSX Corp.	67,956	$2,101,199
JB Hunt Transport Services Inc.	6,768	1,279,490
Norfolk Southern Corp.	11,802	2,901,050
Uber Technologies Inc.(a)	25,157	778,106
XPO Logistics Inc.(a)	6,753	269,175

		7,329,020

Semiconductors & Semiconductor Equipment — 4.7%
Advanced Micro Devices Inc.(a)	52,253	3,926,813
Analog Devices Inc.	18,443	3,162,421
Broadcom Inc.	17,368	10,160,454
Enphase Energy Inc.(a)	6,795	1,504,277
Entegris Inc.	7,576	611,459
First Solar Inc.(a)	12,691	2,253,922
Intel Corp.	167,899	4,744,826
KLA Corp.	7,207	2,828,603
Lam Research Corp.	2,693	1,346,769
Marvell Technology Inc.	57,410	2,477,242
Microchip Technology Inc.	51,184	3,972,902
Nvidia Corp.	105,061	20,525,768
ON Semiconductor Corp.(a)	6,336	465,379
Qualcomm Inc.	14,098	1,877,995
Texas Instruments Inc.	34,440	6,103,112
Universal Display Corp.	24,048	3,187,081

		69,149,023

Software — 8.5%
Adobe Inc.(a)	21,309	7,891,575
Aspen Technology Inc.(a)	917	182,254
Autodesk Inc.(a)	16,414	3,531,636
Cadence Design Systems Inc.(a)	11,854	2,167,267
Crowdstrike Holdings Inc., Class A(a)	6,648	704,023
DocuSign Inc.(a)(b)	6,196	375,725
Dolby Laboratories Inc., Class A	30,816	2,451,721
Fortinet Inc.(a)	38,163	1,997,451
Gen Digital, Inc.	69,376	1,596,342
Intuit Inc.	11,777	4,977,784
Microsoft Corp.	297,181	73,644,424
Oracle Corp.	64,410	5,697,709
Palo Alto Networks Inc.(a)	16,441	2,608,200
Roper Technologies Inc.	1,180	503,565
Salesforce Inc.(a)	38,776	6,513,205
ServiceNow Inc.(a)	2,444	1,112,338
Splunk Inc.(a)	11,341	1,086,127
Synopsys Inc.(a)	3,289	1,163,484
Teradata Corp.(a)	4,961	173,040
UiPath Inc., Class A(a)	10,505	161,357
VMware Inc., Class A(a)	15,495	1,897,673
Workday Inc., Class A(a)	15,679	2,844,641
Zoom Video Communications Inc., Class A(a)	4,367	327,525
Zscaler Inc.(a)	2,512	311,890

		123,920,956

Specialty Retail — 2.5%
AutoZone Inc.(a)	185	451,187
Bath & Body Works Inc.	15,516	713,891
Burlington Stores Inc.(a)	6,425	1,476,658
CarMax Inc.(a)(b)	11,504	810,457
Dick’s Sporting Goods Inc.	4,354	569,329

Security	Shares	Value

Specialty Retail (continued)
GameStop Corp., Class A(a)(b)	16,283	$356,109
Home Depot Inc. (The)	47,504	15,399,372
Lithia Motors Inc.	4,292	1,129,654
Lowe’s Companies Inc.	25,443	5,298,505
Ross Stores Inc.	21,957	2,595,098
TJX Companies Inc. (The)	16,843	1,378,768
Tractor Supply Co.	15,409	3,513,098
Ulta Beauty Inc.(a)	1,151	591,568
Williams-Sonoma Inc.	12,675	1,710,364

		35,994,058

Technology Hardware, Storage & Peripherals — 6.4%
Apple Inc.	574,610	82,910,477
Dell Technologies Inc., Class C	58,631	2,381,591
Hewlett Packard Enterprise Co.	310,342	5,005,817
HP Inc.	50,529	1,472,415
NetApp Inc.	17,914	1,186,444
Western Digital Corp.(a)	23,274	1,022,892

		93,979,636

Textiles, Apparel & Luxury Goods — 0.9%
Deckers Outdoor Corp.(a)	2,022	864,365
Lululemon Athletica Inc.(a)	1,524	467,685
Nike Inc., Class B	67,638	8,612,346
PVH Corp.	9,092	817,371
VF Corp.	57,765	1,787,249

		12,549,016

Thrifts & Mortgage Finance — 0.0%
MGIC Investment Corp.	11,319	159,824

Trading Companies & Distributors — 0.1%
WW Grainger Inc.	3,661	2,158,086

Total Long-Term Investments — 98.8% (Cost: $1,458,871,982)		1,442,780,202

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.56%(c)(d)(e)	2,637,733	2,639,316
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.18%(c)(d)	15,440,000	15,440,000

Total Short-Term Securities — 1.2% (Cost: $18,077,456)		18,079,316

Total Investments — 100.0% (Cost: $1,476,949,438)		1,460,859,518

Liabilities in Excess of Other Assets — (0.0)%		(374,726)

Net Assets — 100.0%		$1,460,484,792

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock U.S. Carbon Transition Readiness ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$8,867,997	$—		$(6,237,201	)(a)	$7,324	$1,196	$2,639,316	2,637,733	$56,017	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	14,910,000	530,000	(a)	—		—	—	15,440,000	15,440,000	225,606		—
BlackRock Inc.(c)	4,055,900	7,116		(4,572,262)		(200,060)	709,306	—	—	—		—

						$(192,736)	$710,502	$18,079,316		$281,623		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	83	03/17/23	$16,974	$479,247

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$479,247	$—	$—	$—	$479,247

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,008,370)	$—	$—	$—	$(1,008,370)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$21,749	$—	$—	$—	$21,749

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock U.S. Carbon Transition Readiness ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$13,825,875

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$1,442,780,202	$—	$—	$1,442,780,202
Short-Term Securities
Money Market Funds	18,079,316	—	—	18,079,316

	$1,460,859,518	$—	$—	$1,460,859,518

Derivative Financial Instruments(a)
Assets
Equity Contracts	$479,247	$—	$—	$479,247

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) January 31, 2023	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communication Services — 7.7%
Alphabet Inc., Class A(a)	11,216	$1,108,589
Alphabet Inc., Class C, NVS(a)	4,562	455,607
Liberty Broadband Corp., Class C (a)	107	9,606
Meta Platforms Inc, Class A(a)	4,316	642,955
Netflix Inc.(a)	785	277,780

		2,494,537

Consumer Discretionary — 7.2%
Amazon.com Inc.(a)	12,613	1,300,779
Booking Holdings Inc.(a)	126	306,697
Home Depot Inc. (The)	203	65,806
Tesla Inc.(a)	3,946	683,526

		2,356,808

Consumer Staples — 4.2%
Coca-Cola Co. (The)	7,541	462,414
Costco Wholesale Corp.	592	302,595
PepsiCo Inc.	1,558	266,449
Procter & Gamble Co. (The)	2,289	325,908

		1,357,366

Energy — 13.2%
Chevron Corp.	6,266	1,090,409
ConocoPhillips	7,173	874,174
Devon Energy Corp.	2,562	162,021
EOG Resources Inc.	1,316	174,041
Exxon Mobil Corp.	16,222	1,881,914
Occidental Petroleum Corp.	484	31,359
Pioneer Natural Resources Co.	418	96,286

		4,310,204

Financials — 14.1%
American Express Co.	218	38,135
Bank of America Corp.	27,249	966,794
Berkshire Hathaway Inc., Class B(a)	203	63,239
Blackstone Inc., NVS	2,662	255,446
Cboe Global Markets Inc.	246	30,228
Charles Schwab Corp. (The)	1,771	137,111
Citigroup Inc.	1,164	60,784
Goldman Sachs Group Inc. (The)	1,926	704,550
JPMorgan Chase & Co.	9,299	1,301,488
Moody’s Corp.	109	35,180
Morgan Stanley	4,545	442,365
MSCI Inc.	349	185,514
Prudential Financial Inc.	478	50,161
S&P Global Inc.	227	85,111
State Street Corp.	151	13,791
T Rowe Price Group Inc.	1,619	188,565
Willis Towers Watson PLC	187	47,534

		4,605,996

Health Care — 7.0%
AbbVie Inc.	2,644	390,651
Abiomed Inc., CVR(b)	53	148
Amgen Inc.	213	53,761
Cigna Corp.	35	11,084
Elevance Health Inc.	194	96,998
Eli Lilly & Co.	155	53,343
Gilead Sciences Inc.	399	33,492
Johnson & Johnson	1,576	257,550
Merck & Co. Inc.	2,068	222,124
Moderna Inc.(a)	281	49,473

Security	Shares	Value

Health Care (continued)
Pfizer Inc.	211	$9,318
Thermo Fisher Scientific Inc.	133	75,854
UnitedHealth Group Inc.	2,044	1,020,344

		2,274,140

Industrials — 3.7%
CSX Corp.	1,197	37,011
Old Dominion Freight Line Inc.	52	17,328
Union Pacific Corp.	1,743	355,903
United Parcel Service Inc., Class B	4,237	784,820

		1,195,062

Information Technology — 34.6%
Accenture PLC, Class A	2,367	660,511
Adobe Inc.(a)	1,584	586,619
Advanced Micro Devices Inc.(a)	2,341	175,926
Apple Inc.	14,900	2,149,921
Applied Materials Inc.	384	42,812
Autodesk Inc.(a)	298	64,118
Broadcom Inc.	1,680	982,817
Intuit Inc.	479	202,459
Mastercard Inc., Class A	2,254	835,332
Microsoft Corp.	11,153	2,763,825
Nvidia Corp.	3,820	746,313
Qualcomm Inc.	278	37,032
Salesforce Inc.(a)	1,634	274,463
ServiceNow Inc.(a)	461	209,815
Texas Instruments Inc.	1,510	267,587
Visa Inc., Class A	5,574	1,283,191

		11,282,741

Materials — 2.4%
Freeport-McMoRan Inc.	7,420	331,080
Linde PLC	474	156,866
Nucor Corp.	1,288	217,698
Steel Dynamics Inc.	596	71,901

		777,545

Real Estate — 5.7%
American Tower Corp.	838	187,201
Crown Castle Inc.	47	6,961
Equinix Inc.	73	53,884
Prologis Inc.	7,343	949,303
Public Storage	413	125,692
Realty Income Corp.	1,819	123,383
Simon Property Group Inc.	1,885	242,147
VICI Properties Inc.	4,943	168,952

		1,857,523

Total Long-Term Investments — 99.8% (Cost: $34,504,596)		32,511,922

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.18%(c)(d)	40,000	$40,000

Total Short-Term Securities — 0.1% (Cost: $40,000)		40,000

Total Investments — 99.9% (Cost: $34,544,596)		32,551,922

Other Assets Less Liabilities — 0.1%		19,836

Net Assets — 100.0%		$32,571,758

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$1,425,099	$—	$(1,425,319	)(b)	$368	$(148)	$—	—	$427	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	240,000	—	(200,000	)(b)	—	—	40,000	40,000	1,455		—

					$368	$(148)	$40,000		$1,882		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$32,511,774	$—	$148	$32,511,922
Short-Term Securities
Money Market Funds	40,000	—	—	40,000

	$32,551,774	$—	$148	$32,551,922

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) January 31, 2023	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.6%
Aristocrat Leisure Ltd.	81,324	$1,963,424
Australia & New Zealand Banking Group Ltd.	19,470	346,496
BlueScope Steel Ltd.	14,440	196,911
Brambles Ltd.	43,617	370,899
Cochlear Ltd.	9,000	1,359,690
Commonwealth Bank of Australia	9,559	746,195
CSL Ltd.	14,507	3,063,159
Dexus	144,467	837,628
Fortescue Metals Group Ltd.	117,619	1,857,857
GPT Group (The)	253,236	820,873
IDP Education Ltd.	3,795	84,452
IGO Ltd.	74,065	769,926
Insurance Australia Group Ltd.	21,724	75,442
Lottery Corp. Ltd. (The)(a)	195,364	651,569
Macquarie Group Ltd.	47,751	6,370,410
Medibank Pvt Ltd.	222,525	463,583
Mineral Resources Ltd.	5,920	374,796
Mirvac Group	115,885	187,225
National Australia Bank Ltd.	76,927	1,735,791
Pilbara Minerals Ltd.(a)	125,938	428,431
Qantas Airways Ltd.(a)	268,343	1,211,254
REA Group Ltd.	6,429	576,499
Rio Tinto Ltd.	3,658	328,259
Stockland	396,223	1,107,153
Suncorp Group Ltd.	29,809	264,982
Transurban Group	21,741	213,152
Vicinity Ltd.	349,102	510,750
Wesfarmers Ltd.	85,355	3,009,335
Westpac Banking Corp.	38,277	644,044
Woodside Energy Group Ltd.	31,818	823,891

		31,394,076

Austria — 0.2%
Erste Group Bank AG	3,217	122,066
Verbund AG	10,842	923,122

		1,045,188

Belgium — 0.8%
Anheuser-Busch InBev SA/NV	25,238	1,523,410
Argenx SE(a)	200	76,177
KBC Group NV	8,521	631,127
Umicore SA	46,796	1,769,099

		3,999,813

Canada — 10.7%
Algonquin Power & Utilities Corp.	69,699	508,121
Alimentation Couche-Tard Inc.	44,161	2,016,627
ARC Resources Ltd.	37,095	431,016
Bank of Montreal	19,960	2,008,676
BCE Inc.	33,484	1,582,912
Brookfield Asset Management Ltd.(a)	10,368	338,496
Brookfield Corp.	41,470	1,542,794
Canadian Imperial Bank of Commerce	17,136	782,264
Canadian National Railway Co.	12,626	1,502,917
Canadian Pacific Railway Ltd.	18,017	1,422,078
CCL Industries Inc., Class B, NVS	2,654	124,128
CGI Inc.(a)	6,189	530,453
Empire Co. Ltd., Class A, NVS	28,264	813,369
Enbridge Inc.	159,128	6,515,571
Fortis Inc.	10,620	436,357
Franco-Nevada Corp.	33,236	4,875,180

Security	Shares	Value

Canada (continued)
Loblaw Companies Ltd.	2,750	$246,364
Northland Power Inc.	59,633	1,601,806
Nutrien Ltd.	9,677	801,041
Parkland Corp.	39,421	926,159
Pembina Pipeline Corp.	5,132	182,091
Restaurant Brands International Inc.	41,711	2,790,974
Rogers Communications Inc., Class B, NVS	1,304	63,399
Royal Bank of Canada	84,878	8,685,873
Shopify Inc., Class A(a)	43,968	2,166,759
Sun Life Financial Inc.	60,843	3,057,355
TELUS Corp.	74,301	1,600,999
Toronto-Dominion Bank (The)	51,952	3,594,529
West Fraser Timber Co. Ltd.	3,494	303,800

		51,452,108

Denmark — 3.5%
Chr Hansen Holding A/S	2,424	178,976
Danske Bank A/S	89,883	1,872,583
DSV A/S	32,978	5,455,552
Novo Nordisk A/S, Class B	46,020	6,368,697
Novozymes A/S, Class B	26,570	1,382,611
Vestas Wind Systems A/S	51,611	1,510,220

		16,768,639

Finland — 0.7%
Elisa OYJ	1,998	113,833
Fortum OYJ	33,563	504,527
Neste OYJ	6,331	302,636
UPM-Kymmene OYJ	19,382	702,524
Wartsila OYJ Abp	180,751	1,719,124

		3,342,644

France — 10.3%
Air Liquide SA	8,363	1,331,608
Airbus SE	3,684	461,848
Alstom SA	12,005	356,971
Amundi SA(b)	12,246	801,745
AXA SA	65,208	2,034,426
BioMerieux	11,096	1,131,191
BNP Paribas SA	19,952	1,370,341
Bollore SE	114,746	642,047
Capgemini SE	11,066	2,100,167
Carrefour SA	63,554	1,208,859
Cie. de Saint-Gobain	17,784	1,021,356
Covivio	1,084	74,410
Danone SA	3,804	208,609
Dassault Systemes SE	17,571	653,481
Electricite de France SA	47,005	617,413
Engie SA	36,824	522,896
EssilorLuxottica SA	4,197	770,063
Gecina SA	4,408	522,126
Hermes International	437	817,849
Ipsen SA	5,624	590,717
Klepierre SA	29,799	756,309
La Francaise des Jeux SAEM(b)	2,879	123,187
Legrand SA	36,784	3,279,811
L’Oreal SA	8,818	3,641,054
LVMH Moet Hennessy Louis Vuitton SE	7,649	6,677,390
Remy Cointreau SA	608	114,480
Renault SA(a)	9,576	389,355
Sanofi	37,848	3,706,244
Sartorius Stedim Biotech	1,148	400,455

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Schneider Electric SE	29,670	$4,812,935
SEB SA	1,672	174,851
Societe Generale SA	3,996	118,947
Sodexo SA	10,928	1,083,323
Teleperformance	4,712	1,309,874
TotalEnergies SE	67,532	4,174,879
Vinci SA	1,643	185,642
Vivendi SE	9,328	100,181
Worldline SA/France(a)(b)	20,400	925,464

		49,212,504

Germany — 5.4%
Allianz SE, Registered	18,593	4,445,843
Commerzbank AG(a)	14,893	170,248
Deutsche Bank AG, Registered	23,727	316,654
Deutsche Post AG, Registered	17,768	765,031
HeidelbergCement AG	24,432	1,676,461
Henkel AG & Co. KGaA	5,161	344,849
Mercedes-Benz Group AG	15,346	1,141,927
Merck KGaA	5,576	1,163,868
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	8,483	3,064,122
Puma SE	14,715	1,004,864
Rational AG	152	99,983
SAP SE	42,503	5,038,304
Siemens AG, Registered	27,397	4,279,556
Siemens Healthineers AG(b)	20,264	1,086,731
Telefonica Deutschland Holding AG	124,933	367,974
United Internet AG, Registered(c)	17,461	405,381
Zalando SE(a)(b)	12,008	559,993

		25,931,789

Hong Kong — 2.5%
AIA Group Ltd.	486,400	5,500,038
Budweiser Brewing Co. APAC Ltd.(b)	532,000	1,678,629
Futu Holdings Ltd., ADR(a)(d)	1,328	67,409
Hang Lung Properties Ltd.	218,000	411,049
Hang Seng Bank Ltd.	58,200	969,217
Hong Kong Exchanges & Clearing Ltd.	24,200	1,088,457
MTR Corp. Ltd.	126,000	674,290
Sands China Ltd.(a)	46,800	175,504
Swire Pacific Ltd., Class A	118,500	1,085,921
WH Group Ltd.(b)	284,000	174,906

		11,825,420

Ireland — 0.4%
Bank of Ireland Group PLC	29,540	315,601
CRH PLC	30,810	1,439,522
Kerry Group PLC, Class A	912	85,454

		1,840,577

Israel — 0.2%
Bank Leumi Le-Israel BM	38,224	337,800
Bezeq The Israeli Telecommunication Corp. Ltd.	101,328	167,922
Nice Ltd.(a)	1,034	213,840
Wix.com Ltd.(a)(d)	3,025	263,114
ZIM Integrated Shipping Services Ltd.(d)	4,580	86,791

		1,069,467

Italy — 1.8%
Amplifon SpA	10,951	302,393
DiaSorin SpA	914	118,984
Enel SpA	441,024	2,596,802
FinecoBank Banca Fineco SpA	95,157	1,708,244

Security	Shares	Value

Italy (continued)
Intesa Sanpaolo SpA	688,235	$1,809,556
Stellantis NV	21,109	331,854
Telecom Italia SpA/Milano(a)	305,206	87,871
Terna - Rete Elettrica Nazionale	18,585	147,042
UniCredit SpA	92,083	1,798,486

		8,901,232

Japan — 19.1%
Advantest Corp.	23,300	1,670,167
Ajinomoto Co. Inc.	12,400	408,810
Asahi Group Holdings Ltd.	21,000	693,467
Astellas Pharma Inc.	57,500	846,407
Azbil Corp.	2,100	59,217
Chugai Pharmaceutical Co. Ltd.	17,600	456,281
CyberAgent Inc.	168,400	1,574,868
Dai Nippon Printing Co. Ltd.	50,500	1,192,287
Daifuku Co. Ltd.	10,900	600,194
Daiichi Sankyo Co. Ltd.	45,600	1,432,156
Daikin Industries Ltd.	12,800	2,223,291
Denso Corp.	45,800	2,473,461
ENEOS Holdings Inc.	503,900	1,804,061
Fast Retailing Co. Ltd.	1,700	1,032,511
Fuji Electric Co. Ltd.	26,300	1,064,571
FUJIFILM Holdings Corp.	18,700	989,625
Fujitsu Ltd.	13,300	1,893,645
Hankyu Hanshin Holdings Inc.	38,300	1,138,369
Hitachi Ltd.	38,400	2,013,790
Honda Motor Co. Ltd.	202,200	5,001,723
Ibiden Co. Ltd.	18,400	718,131
Inpex Corp.	135,800	1,492,257
Ito En Ltd.	1,800	64,224
Japan Real Estate Investment Corp.	152	651,698
JSR Corp.	2,800	63,000
Keyence Corp.	1,500	690,553
Kirin Holdings Co. Ltd.	137,400	2,117,296
Komatsu Ltd.	51,700	1,270,500
Kubota Corp.	96,000	1,442,716
Kurita Water Industries Ltd.	36,000	1,627,857
Kyocera Corp.	43,800	2,272,843
Kyowa Kirin Co. Ltd.	16,400	365,735
Lasertec Corp.	3,400	643,698
M3 Inc.	9,900	270,695
Mazda Motor Corp.	19,800	157,608
McDonald’s Holdings Co. Japan Ltd.(d)	2,900	114,571
Mitsubishi Corp.	14,000	468,803
Mitsubishi Electric Corp.	326,000	3,592,765
Mitsubishi Estate Co. Ltd.	28,400	365,029
Mitsubishi Heavy Industries Ltd.	29,200	1,144,931
Mitsui & Co. Ltd.	21,700	640,209
Mizuho Financial Group Inc.	32,500	507,665
Murata Manufacturing Co. Ltd.	31,400	1,794,211
NEC Corp.	3,900	140,898
NGK Insulators Ltd.	131,600	1,821,513
Nidec Corp.	15,600	864,534
Nihon M&A Center Holdings Inc.	15,200	155,396
Nintendo Co. Ltd.	72,000	3,121,759
Nippon Building Fund Inc.	238	1,040,146
Nippon Express Holdings Inc.	21,800	1,265,113
Nippon Paint Holdings Co. Ltd.	45,600	416,304
Nippon Prologis REIT Inc.	456	1,034,728
Nippon Steel Corp.	52,200	1,086,528

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nitori Holdings Co. Ltd.	4,500	$595,601
Nitto Denko Corp.	6,600	426,607
Nomura Holdings Inc.	254,200	1,014,469
Nomura Research Institute Ltd.	40,100	962,704
NTT Data Corp.	45,600	707,319
Olympus Corp.	31,300	588,428
Omron Corp.	40,200	2,325,995
Ono Pharmaceutical Co. Ltd.	12,000	260,384
Panasonic Holdings Corp.	294,400	2,730,080
Ricoh Co. Ltd.	9,800	76,074
Sekisui Chemical Co. Ltd.	161,100	2,256,735
Sekisui House Ltd.	35,400	669,034
Sharp Corp./Japan	6,100	50,704
Shin-Etsu Chemical Co. Ltd.	8,200	1,208,869
SoftBank Corp.	46,400	530,913
SoftBank Group Corp.	19,200	908,967
Sony Group Corp.	31,300	2,796,703
Sumitomo Metal Mining Co. Ltd.	17,300	702,436
Sumitomo Mitsui Trust Holdings Inc.	2,300	83,786
Sysmex Corp.	6,500	431,503
TDK Corp.	23,800	850,285
Terumo Corp.	44,300	1,289,589
Toray Industries Inc.	279,000	1,714,189
Toshiba Corp.	7,000	240,427
TOTO Ltd.	15,900	617,920
Toyota Industries Corp.	13,600	827,868
Toyota Motor Corp.	242,800	3,565,691
USS Co. Ltd.	39,600	651,347
Yamaha Corp.	1,700	66,103
Yamaha Motor Co. Ltd.	2,800	68,966
ZOZO Inc.	2,500	64,808

		91,277,319

Netherlands — 3.8%
ABN AMRO Bank NV, CVA(b)	12,777	212,067
Aegon NV	18,852	103,984
Akzo Nobel NV	11,977	892,106
ASML Holding NV	13,261	8,774,109
ING Groep NV(a)	164,520	2,382,293
Koninklijke Ahold Delhaize NV	27,124	809,569
Koninklijke Philips NV	52,486	906,194
NN Group NV	51,858	2,253,130
Prosus NV	18,806	1,518,495
QIAGEN NV(a)	1,367	66,687
Wolters Kluwer NV	707	77,079

		17,995,713

New Zealand — 0.1%
Fisher & Paykel Healthcare Corp. Ltd.	4,858	79,726
Mercury NZ Ltd.	68,879	267,591

		347,317

Norway — 1.4%
Aker BP ASA	54,209	1,651,300
Equinor ASA	81,657	2,488,631
Norsk Hydro ASA	204,541	1,658,387
Orkla ASA	102,665	766,468

		6,564,786

Portugal — 0.3%
Galp Energia SGPS SA	87,426	1,196,691
Jeronimo Martins SGPS SA	3,089	67,064

		1,263,755

Security	Shares	Value

Singapore — 1.0%
City Developments Ltd.	123,900	$786,372
DBS Group Holdings Ltd.	102,200	2,797,855
Keppel Corp. Ltd.	62,792	362,540
United Overseas Bank Ltd.	32,500	738,745

		4,685,512

Spain — 2.8%
Acciona SA	2,946	574,765
Amadeus IT Group SA(a)	22,426	1,412,927
Banco Bilbao Vizcaya Argentaria SA	23,426	165,476
Banco Santander SA	553,856	1,935,693
CaixaBank SA	576,372	2,557,339
Endesa SA	12,064	240,516
Grifols SA(a)(d)	27,422	363,014
Iberdrola SA	478,711	5,616,125
Iberdrola SA, NVS	7,979	93,200
Telefonica SA	93,124	353,780

		13,312,835

Sweden — 2.7%
Atlas Copco AB, Class A	26,752	317,441
Atlas Copco AB, Class B	25,767	271,780
Boliden AB	42,578	1,910,772
EQT AB	32,747	738,929
Fastighets AB Balder, Class B(a)	44,493	229,239
H & M Hennes & Mauritz AB, Class B	41,353	509,315
Nibe Industrier AB, Class B	94,208	1,017,848
Nordea Bank Abp	260,181	3,041,616
Skandinaviska Enskilda Banken AB, Class A	52,508	635,652
Swedbank AB, Class A	13,021	250,477
Tele2 AB, Class B	440,546	3,804,788
Telefonaktiebolaget LM Ericsson, Class B	83,686	485,417

		13,213,274

Switzerland — 9.6%
ABB Ltd., Registered	183,121	6,375,477
Chocoladefabriken Lindt & Spruengli AG, Participation
Certificates, NVS	116	1,273,995
Chocoladefabriken Lindt & Spruengli AG, Registered	1	112,559
Coca-Cola HBC AG, Class DI	9,728	236,404
Credit Suisse Group AG, Registered	138,253	476,265
Geberit AG, Registered	152	86,485
Givaudan SA, Registered	535	1,734,593
Nestle SA, Registered	75,543	9,216,929
Novartis AG, Registered	36,389	3,289,895
Partners Group Holding AG	1,088	1,020,867
Roche Holding AG, Bearer	4,776	1,748,211
Roche Holding AG, NVS	26,625	8,311,536
Schindler Holding AG, Participation Certificates, NVS	1,840	392,173
SGS SA, Registered	360	877,908
Siemens Energy AG(a)	6,491	135,719
Sika AG, Registered	3,829	1,087,998
Sonova Holding AG, Registered	5,113	1,278,616
STMicroelectronics NV	64,993	3,060,411
Swiss Re AG	18,021	1,886,995
Swisscom AG, Registered	120	70,903
Temenos AG, Registered	744	53,107
UBS Group AG, Registered	84,150	1,796,213
Zurich Insurance Group AG	2,893	1,430,671

		45,953,930

United Kingdom — 13.7%
3i Group PLC	33,411	651,840

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Anglo American PLC	49,712	$2,144,097
Antofagasta PLC	10,928	234,805
Associated British Foods PLC	3,209	73,663
AstraZeneca PLC	50,276	6,586,782
Auto Trader Group PLC(b)	51,376	398,600
Aviva PLC	110,094	620,913
BAE Systems PLC	33,464	354,251
Barclays PLC	653,912	1,503,207
Berkeley Group Holdings PLC	27,360	1,401,041
BP PLC	519,295	3,136,670
BT Group PLC	607,088	935,336
CNH Industrial NV	65,545	1,159,580
Coca-Cola Europacific Partners PLC	46,218	2,598,376
Diageo PLC	80,009	3,498,479
Entain PLC	39,543	729,200
Experian PLC	27,405	1,002,187
Glencore PLC	285,690	1,913,232
GSK PLC	195,231	3,429,236
HSBC Holdings PLC	709,796	5,230,023
Informa PLC	17,024	140,801
Intertek Group PLC	2,432	130,713
J Sainsbury PLC	352,820	1,144,223
JD Sports Fashion PLC	251,218	506,360
Johnson Matthey PLC	20,508	572,845
Land Securities Group PLC	37,848	331,579
Lloyds Banking Group PLC	2,304,168	1,499,542
London Stock Exchange Group PLC	4,651	425,775
NatWest Group PLC, NVS	211,858	808,250
Ocado Group PLC(a)	10,792	86,362
Prudential PLC	103,317	1,716,617
Reckitt Benckiser Group PLC	19,659	1,400,918
RELX PLC	106,390	3,160,730
Rio Tinto PLC	30,628	2,398,210
Rolls-Royce Holdings PLC(a)	118,712	155,315
Segro PLC	133,017	1,369,223
Shell PLC	117,587	3,452,091
Standard Chartered PLC	76,912	646,031
Tesco PLC	226,496	688,407
Unilever PLC	113,893	5,797,046
Vodafone Group PLC	1,181,276	1,362,971

		65,395,527

Total Common Stocks — 97.6% (Cost: $473,873,019)		466,793,425

Security	Shares	Value

Preferred Stocks

Germany — 0.7%
Bayerische Motoren Werke AG, Preference Shares, NVS	11,248	$1,065,622
Henkel AG & Co. KGaA, Preference Shares, NVS	6,671	475,644
Sartorius AG, Preference Shares, NVS	312	139,905
Volkswagen AG, Preference Shares, NVS	10,649	1,476,917

		3,158,088

Total Preferred Stocks — 0.7% (Cost: $4,120,294)		3,158,088

Total Long-Term Investments — 98.3% (Cost: $477,993,313)		469,951,513

Short-Term Securities

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.56%(e)(f)(g)	1,065,165	1,065,804
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.18%(e)(f)	5,990,000	5,990,000

Total Short-Term Securities — 1.5% (Cost: $7,055,444)		7,055,804

Total Investments — 99.8% (Cost: $485,048,757)		477,007,317

Other Assets Less Liabilities — 0.2%		1,007,693

Net Assets — 100.0%		$478,015,010

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock World ex U.S. Carbon Transition Readiness ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$652,247	$413,120	(a)	$—	$131	$306	$1,065,804	1,065,165	$4,023	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,860,000	1,130,000	(a)	—	—	—	5,990,000	5,990,000	81,599		—

					$131	$306	$7,055,804		$85,622		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	73	03/17/23	$7,734	$450,102

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$450,102	$—	$—	$—	$450,102

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$297,246	$—	$—	$—	$297,246

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$372,584	$—	$—	$—	$372,584

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$6,588,820

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock World ex U.S. Carbon Transition Readiness ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$31,394,076	$—	$31,394,076
Austria	—	1,045,188	—	1,045,188
Belgium	—	3,999,813	—	3,999,813
Canada	51,452,108	—	—	51,452,108
Denmark	—	16,768,639	—	16,768,639
Finland	—	3,342,644	—	3,342,644
France	—	49,212,504	—	49,212,504
Germany	—	25,931,789	—	25,931,789
Hong Kong	67,409	11,758,011	—	11,825,420
Ireland	—	1,840,577	—	1,840,577
Israel	349,905	719,562	—	1,069,467
Italy	—	8,901,232	—	8,901,232
Japan	—	91,277,319	—	91,277,319
Netherlands	—	17,995,713	—	17,995,713
New Zealand	—	347,317	—	347,317
Norway	—	6,564,786	—	6,564,786
Portugal	—	1,263,755	—	1,263,755
Singapore	—	4,685,512	—	4,685,512
Spain	—	13,312,835	—	13,312,835
Sweden	—	13,213,274	—	13,213,274
Switzerland	—	45,953,930	—	45,953,930
United Kingdom	2,598,376	62,797,151	—	65,395,527
Preferred Stocks	—	3,158,088	—	3,158,088
Short-Term Securities
Money Market Funds	7,055,804	—	—	7,055,804

	$61,523,602	$415,483,715	$—	$477,007,317

Derivative Financial Instruments(a)
Assets
Equity Contracts	$450,102	$—	$—	$450,102

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Statements of Assets and Liabilities (unaudited)

January 31, 2023

	BlackRock Future Climate and Sustainable Economy ETF	BlackRock Future Financial and Technology ETF	BlackRock Future Health ETF	BlackRock Future Innovators ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,088,284	$4,265,468	$5,656,875	$7,353,816
Investments, at value — affiliated(c)	230,931	441,822	364,659	1,755,032
Cash	4,763	8,539	6,021	7,547
Foreign currency, at value(d)	—	—	—	1,032
Receivables:
Investments sold	19,615	45	98,465	—
Securities lending income — affiliated	13	84	432	448
Dividends — unaffiliated	1,578	1,611	181	478
Dividends — affiliated	743	1,431	755	257
Tax reclaims	118	—	688	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	20,481	—

Total assets	4,346,045	4,719,000	6,148,557	9,118,610

LIABILITIES
Collateral on securities loaned, at value	10,900	121,739	274,707	1,684,909
Payables:
Investments purchased	19	11,566	113,951	22,171
Investment advisory fees	2,478	2,524	4,086	5,010

Total liabilities	13,397	135,829	392,744	1,712,090

NET ASSETS	$4,332,648	$4,583,171	$5,755,813	$7,406,520

NET ASSETS CONSIST OF
Paid-in capital	$5,027,754	$4,998,409	$6,484,288	$14,939,323
Accumulated loss	(695,106)	(415,238)	(728,475)	(7,532,803)

NET ASSETS	$4,332,648	$4,583,171	$5,755,813	$7,406,520

NET ASSET VALUE
Shares outstanding	200,000	200,000	240,000	270,000

Net asset value	$21.66	$22.92	$23.98	$27.43

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$4,076,371	$4,544,148	$5,655,683	$9,013,853
(b) Securities loaned, at value	$11,173	$121,567	$271,417	$1,704,616
(c) Investments, at cost — affiliated	$230,924	$441,771	$364,523	$1,754,179
(d) Foreign currency, at cost	$—	$—	$—	$1,087

See notes to financial statements.

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

January 31, 2023

	BlackRock Future Tech ETF	BlackRock Future U.S. Themes ETF	BlackRock U.S. Carbon Transition Readiness ETF	BlackRock U.S. Equity Factor Rotation ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$11,360,097	$4,383,590	$1,442,780,202	$32,511,922
Investments, at value — affiliated(c)	1,424,472	134,565	18,079,316	40,000
Cash	9,131	1,080	5,999	5,382
Cash pledged for futures contracts	—	3,000	889,000	—
Receivables:
Investments sold	15,481	—	—	—
Securities lending income — affiliated	449	11	22,159	5
Capital shares sold	—	—	64	—
Dividends — unaffiliated	1,402	2,391	1,230,300	19,757
Dividends — affiliated	1,834	173	48,211	157
Tax reclaims	261	—	—	—
Variation margin on futures contracts	—	578	238,633	—
Other assets	9,316	—	—	—

Total assets	12,822,443	4,525,388	1,463,293,884	32,577,223

LIABILITIES
Collateral on securities loaned, at value	1,074,832	84,554	2,639,578	—
Payables:
Investments purchased	5,867	—	—	—
Investment advisory fees	8,266	2,167	169,514	5,465

Total liabilities	1,088,965	86,721	2,809,092	5,465

NET ASSETS	$11,733,478	$4,438,667	$1,460,484,792	$32,571,758

NET ASSETS CONSIST OF
Paid-in capital	$19,446,857	$4,956,026	$1,521,108,970	$51,782,331
Accumulated loss	(7,713,379)	(517,359)	(60,624,178)	(19,210,573)

NET ASSETS	$11,733,478	$4,438,667	$1,460,484,792	$32,571,758

NET ASSET VALUE
Shares outstanding	600,000	200,000	32,325,000	1,025,000

Net asset value	$19.56	$22.19	$45.18	$31.78

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$11,583,974	$4,310,318	$1,458,871,982	$34,504,596
(b) Securities loaned, at value	$1,069,021	$84,554	$2,564,069	$—
(c) Investments, at cost — affiliated	$1,423,722	$134,554	$18,077,456	$40,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Assets and Liabilities (unaudited) (continued)

January 31, 2023

BlackRock World ex U.S. Carbon Transition Readiness ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$469,951,513
Investments, at value — affiliated(c)	7,055,804
Cash	6,401
Cash pledged for futures contracts	312,000
Foreign currency, at value(d)	675,006
Receivables:
Securities lending income — affiliated	1,072
Dividends — unaffiliated	447,818
Dividends — affiliated	20,260
Tax reclaims	647,334
Variation margin on futures contracts	40,866

Total assets	479,158,074

LIABILITIES
Collateral on securities loaned, at value	1,065,280
Payables:
Investment advisory fees	77,784

Total liabilities	1,143,064

NET ASSETS	$478,015,010

NET ASSETS CONSIST OF
Paid-in capital	$531,957,555
Accumulated loss	(53,942,545)

NET ASSETS	$478,015,010

NET ASSET VALUE
Shares outstanding	11,400,000

Net asset value	$41.93

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — unaffiliated	$477,993,313
(b) Securities loaned, at value	$885,834
(c) Investments, at cost — affiliated	$7,055,444
(d) Foreign currency, at cost	$645,865

See notes to financial statements.

58	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended January 31, 2023

	BlackRock
	Future	BlackRock
	Climate	Future
	and	Financial	BlackRock	BlackRock
	Sustainable	and	Future	Future
	Economy	Technology	Health	Innovators
	ETF	ETF (a)	ETF	ETF

INVESTMENT INCOME
Dividends — unaffiliated	$22,579	$16,529	$9,536	$8,045
Dividends — affiliated	3,724	5,541	3,450	5,198
Interest — unaffiliated	—	595	—	—
Securities lending income — affiliated — net	237	175	1,341	2,942
Foreign taxes withheld	(1,969)	—	(159)	—

Total investment income	24,571	22,840	14,168	16,185

EXPENSES
Commitment costs	4	—	6	8
Investment advisory	14,088	13,925	25,980	29,359

Total expenses	14,092	13,925	25,986	29,367

Less:
Investment advisory fees waived	(108)	(137)	(95)	(148)

Total expenses after fees waived	13,984	13,788	25,891	29,219

Net investment income (loss)	10,587	9,052	(11,723)	(13,034)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(214,721)	(138,559)	(146,757)	(844,174)
Investments — affiliated	91	32	117	230
Foreign currency transactions	(975)	54	(264)	247
In-kind redemptions — unaffiliated(b)	—	—	29,776	128,635

	(215,605)	(138,473)	(117,128)	(715,062)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	427,115	(278,680)	191,005	613,458
Investments — affiliated	7	51	110	661
Forward foreign currency exchange contracts	—	—	20,481	—
Foreign currency translations	(11)	(7)	34	(23)

	427,111	(278,636)	211,630	614,096

Net realized and unrealized gain (loss)	211,506	(417,109)	94,502	(100,966)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$222,093	$(408,057)	$82,779	$(114,000)

(a)	For the period from August 16, 2022 (commencement of operations) to January 31, 2023.
(b)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Statements of Operations (unaudited) (continued)

Six Months Ended January 31, 2023

		BlackRock	BlackRock	BlackRock
	BlackRock	Future	U.S. Carbon	U.S. Equity
	Future Tech	U.S. Themes	Transition	Factor Rotation
	ETF	ETF	Readiness ETF	ETF

INVESTMENT INCOME
Dividends — unaffiliated	$11,930	$31,942	$12,003,012	$486,963
Dividends — affiliated	9,731	731	225,606	1,455
Securities lending income — affiliated — net	2,634	72	56,017	427
Foreign taxes withheld	(722)	(33)	(2,389)	(118)

Total investment income	23,573	32,712	12,282,246	488,727

EXPENSES
Commitment costs	11	—	—	—
Investment advisory	50,325	12,686	2,028,895	77,453

Total expenses	50,336	12,686	2,028,895	77,453

Less:
Investment advisory fees waived	(273)	(21)	(1,039,474)	(25,818)

Total expenses after fees waived	50,063	12,665	989,421	51,635

Net investment income (loss)	(26,490)	20,047	11,292,825	437,092

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,401,433)	(363,211)	(27,493,891)	(3,604,475)
Investments — affiliated	339	5	(204,221)	368
Foreign currency transactions	(460)	—	—	—
Futures contracts	—	1,388	(1,008,370)	—
In-kind redemptions — unaffiliated(a)	—	—	7,189,886	(949,945)
In-kind redemptions — affiliated(a)	—	—	11,485	—
Payments by affiliate	—	—	190,193	—

	(2,401,554)	(361,818)	(21,314,918)	(4,554,052)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,562,951	457,482	10,801,440	873,264
Investments — affiliated	470	11	710,502	(148)
Foreign currency translations	16	—	—	—
Futures contracts	—	(1,968)	21,749	—

	1,563,437	455,525	11,533,691	873,116

Net realized and unrealized gain (loss)	(838,117)	93,707	(9,781,227)	(3,680,936)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(864,607)	$113,754	$1,511,598	$(3,243,844)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

60	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited) (continued)

Six Months Ended January 31, 2023

BlackRock
World ex
U.S. Carbon
Transition
Readiness ETF

INVESTMENT INCOME
Dividends — unaffiliated	$5,156,467
Dividends — affiliated	81,599
Securities lending income — affiliated — net	4,023
Foreign taxes withheld	(486,511)

Total investment income	4,755,578

EXPENSES
Commitment costs	907
Investment advisory	739,510

Total expenses	740,417

Less:
Investment advisory fees waived	(319,138)

Total expenses after fees waived	421,279

Net investment income	4,334,299

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(29,415,464)
Investments — affiliated	131
Foreign currency transactions	22,494
Futures contracts	297,246
In-kind redemptions — unaffiliated(a)	(1,950,435)

(31,046,028)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	59,108,028
Investments — affiliated	306
Foreign currency translations	70,173
Futures contracts	372,584

59,551,091

Net realized and unrealized gain	28,505,063

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,839,362

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Statements of Changes in Net Assets

	BlackRock Future Climate and Sustainable Economy ETF		BlackRock Future Financial and Technology ETF
	Six Months Ended 01/31/23 (unaudited)	Period From 08/03/21 to 07/31/22 (a)	Period From 08/16/22 to 01/31/23 (unaudited)	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,587	$25,821	$9,052
Net realized loss	(215,605)	(494,666)	(138,473)
Net change in unrealized appreciation (depreciation)	427,111	(415,212)	(278,636)

Net increase (decrease) in net assets resulting from operations	222,093	(884,057)	(408,057)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(5,850)	(27,292)	(7,181	)(c)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	5,027,754	4,998,409

NET ASSETS
Total increase in net assets	216,243	4,116,405	4,583,171
Beginning of period	4,116,405	—	—

End of period	$4,332,648	$4,116,405	$4,583,171

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

62	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock Future Health ETF		BlackRock Future Innovators ETF
	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(11,723)	$(37,054)	$(13,034)	$(90,849)
Net realized loss	(117,128)	(598,904)	(715,062)	(3,734,284)
Net change in unrealized appreciation (depreciation)	211,630	(1,397,944)	614,096	(4,210,914)

Net increase (decrease) in net assets resulting from operations	82,779	(2,033,902)	(114,000)	(8,036,047)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	—	—	—	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,752,750)	2,251,107	(279,604)	(7,188,608)

NET ASSETS
Total increase (decrease) in net assets	(1,669,971)	217,205	(393,604)	(15,224,655)
Beginning of period	7,425,784	7,208,579	7,800,124	23,024,779

End of period	$5,755,813	$7,425,784	$7,406,520	$7,800,124

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Statements of Changes in Net Assets (continued)

	BlackRock Future Tech ETF		BlackRock Future U.S. Themes ETF
	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22	Six Months Ended 01/31/23 (unaudited)	Period From 12/14/21 to 07/31/22 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(26,490)	$(93,494)	$20,047	$17,164
Net realized loss	(2,401,554)	(3,363,742)	(361,818)	(230,008)
Net change in unrealized appreciation (depreciation)	1,563,437	(4,802,469)	455,525	(381,033)

Net increase (decrease) in net assets resulting from operations	(864,607)	(8,259,705)	113,754	(593,877)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—	—	(23,606)	(13,630)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	538,970	—	4,956,026

NET ASSETS
Total increase (decrease) in net assets	(864,607)	(7,720,735)	90,148	4,348,519
Beginning of period	12,598,085	20,318,820	4,348,519	—

End of period	$11,733,478	$12,598,085	$4,438,667	$4,348,519

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock U.S. Carbon Transition Readiness ETF		BlackRock U.S. Equity Factor Rotation ETF
	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,292,825	$18,767,846	$437,092	$1,139,870
Net realized gain (loss)	(21,314,918)	6,373,624	(4,554,052)	6,903,579
Net change in unrealized appreciation (depreciation)	11,533,691	(125,066,472)	873,116	(20,383,932)

Net increase (decrease) in net assets resulting from operations	1,511,598	(99,925,002)	(3,243,844)	(12,340,483)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(11,917,326)	(41,628,906)	(500,488)	(5,841,846)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	61,540,097	127,015,451	(37,153,581)	(4,636,185)

NET ASSETS
Total increase (decrease) in net assets	51,134,369	(14,538,457)	(40,897,913)	(22,818,514)
Beginning of period	1,409,350,423	1,423,888,880	73,469,671	96,288,185

End of period	$1,460,484,792	$1,409,350,423	$32,571,758	$73,469,671

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Changes in Net Assets (continued)

	BlackRock World ex U.S. Carbon Transition Readiness ETF
	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,334,299	$15,174,818
Net realized loss	(31,046,028)	(17,955,343)
Net change in unrealized appreciation (depreciation)	59,551,091	(83,378,484)

Net increase (decrease) in net assets resulting from operations	32,839,362	(86,159,009)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(6,735,063)	(18,699,758)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	9,595,751	(58,425,735)

NET ASSETS
Total increase (decrease) in net assets	35,700,050	(163,284,502)
Beginning of period	442,314,960	605,599,462

End of period	$478,015,010	$442,314,960

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

66	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Future Climate and Sustainable Economy ETF

	Six Months Ended 01/31/23 (unaudited)		Period From 08/03/21 to 07/31/22	(a)

Net asset value, beginning of period	$20.58		$25.14

Net investment income(b)	0.05		0.13
Net realized and unrealized gain (loss)(c)	1.06		(4.55)

Net increase (decrease) from investment operations	1.11		(4.42)

Distributions from net investment income(d)	(0.03)		(0.14)

Net asset value, end of period	$21.66		$20.58

Total Return(e)
Based on net asset value	5.40	%(f)	(17.61	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.70	%(h)	0.70	%(h)

Total expenses after fees waived	0.69	%(h)	0.70	%(h)

Net investment income	0.53	%(h)	0.56	%(h)

Supplemental Data
Net assets, end of period (000)	$4,333		$4,116

Portfolio turnover rate(i)	22%		55%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout the period)

	BlackRock Future Financial and Technology ETF

	Period From 08/16/22 to 01/31/23 (unaudited)	(a)

Net asset value, beginning of period	$24.99

Net investment income(b)	0.05
Net realized and unrealized loss(c)	(2.08)

Net decrease from investment operations	(2.03)

Distributions from net investment income(d)	(0.04	)(e)

Net asset value, end of period	$22.92

Total Return(f)
Based on net asset value	(8.15	)%(g)

Ratios to Average Net Assets(h)
Total expenses	0.70	%(i)

Total expenses after fees waived	0.69	%(i)

Net investment income	0.46	%(i)

Supplemental Data
Net assets, end of period (000)	$4,583

Portfolio turnover rate(j)	42%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

68	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Future Health ETF

	Six Months Ended 01/31/23 (unaudited)		Year Ended 07/31/22		Period From 09/29/20 to 07/31/21	(a)

Net asset value, beginning of period	$23.21		$30.04		$25.13

Net investment loss(b)	(0.04)		(0.13)		(0.15)
Net realized and unrealized gain (loss)(c)	0.81		(6.70)		5.06

Net increase (decrease) from investment operations	0.77		(6.83)		4.91

Net asset value, end of period	$23.98		$23.21		$30.04

Total Return(d)
Based on net asset value	3.34	%(e)	(22.72	)%(f)	19.50	%(e)

Ratios to Average Net Assets(g)
Total expenses	0.85	%(h)	0.85%		0.85	%(h)

Total expenses after fees waived	0.85	%(h)	0.85%		0.85	%(h)

Net investment loss	(0.38	)%(h)	(0.49)%		(0.64	)%(h)

Supplemental Data
Net assets, end of period (000)	$5,756		$7,426		$7,209

Portfolio turnover rate(i)	44%		103%		39%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been -22.73%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Future Innovators ETF

	Six Months Ended 01/31/23 (unaudited)		Year Ended 07/31/22	Period From 09/29/20 to 07/31/21	(a)

Net asset value, beginning of period	$27.86		$50.05	$35.18

Net investment loss(b)	(0.05)		(0.25)	(0.27)
Net realized and unrealized gain (loss)(c)	(0.38)		(21.94)	15.14

Net increase (decrease) from investment operations	(0.43)		(22.19)	14.87

Net asset value, end of period	$27.43		$27.86	$50.05

Total Return(d)
Based on net asset value	(1.53	)%(e)	(44.34)%	42.27	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.80	%(g)	0.80%	0.80	%(g)

Total expenses after fees waived	0.80	%(g)	0.80%	0.80	%(g)

Net investment loss	(0.36	)%(g)	(0.62)%	(0.67	)%(g)

Supplemental Data
Net assets, end of period (000)	$7,407		$7,800	$23,025

Portfolio turnover rate(h)	16%		45%	50%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

70	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Future Tech ETF

	Six Months Ended 01/31/23 (unaudited)		Year Ended 07/31/22	Period From 09/29/20 to 07/31/21	(a)

Net asset value, beginning of period	$21.00		$36.28	$25.25

Net investment loss(b)	(0.04)		(0.17)	(0.18)
Net realized and unrealized gain (loss)(c)	(1.40)		(15.11)	11.21

Net increase (decrease) from investment operations	(1.44)		(15.28)	11.03

Net asset value, end of period	$19.56		$21.00	$36.28

Total Return(d)
Based on net asset value	(6.87	)%(e)	(42.12)%	43.68	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.88	%(g)	0.88%	0.88	%(g)

Total expenses after fees waived	0.88	%(g)	0.88%	0.88	%(g)

Net investment loss	(0.46	)%(g)	(0.58)%	(0.64	)%(g)

Supplemental Data
Net assets, end of period (000)	$11,733		$12,598	$20,319

Portfolio turnover rate(h)	34%		51%	38%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Future U.S. Themes ETF

	Six Months Ended 01/31/23 (unaudited)		Period From 12/14/21 to 07/31/22	(a)

Net asset value, beginning of period	$21.74		$24.78

Net investment income(b)	0.10		0.09
Net realized and unrealized gain (loss)(c)	0.47		(3.06)

Net increase (decrease) from investment operations	0.57		(2.97)

Distributions from net investment income(d)	(0.12)		(0.07)

Net asset value, end of period	$22.19		$21.74

Total Return(e)
Based on net asset value	2.66	%(f)	(11.99	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.60	%(h)	0.60	%(h)

Total expenses after fees waived	0.60	%(h)	0.60	%(h)

Net investment income	0.95	%(h)	0.61	%(h)

Supplemental Data
Net assets, end of period (000)	$4,439		$4,349

Portfolio turnover rate(i)	51%		43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

72	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Carbon Transition Readiness ETF

	Six Months Ended 01/31/23 (unaudited)		Year Ended 07/31/22	Period From 04/06/21 to 07/31/21	(a)

Net asset value, beginning of period	$45.83		$50.58	$46.60

Net investment income(b)	0.36		0.65	0.17
Net realized and unrealized gain (loss)(c)	(0.63)		(4.00)	3.90

Net increase (decrease) from investment operations	(0.27)		(3.35)	4.07

Distributions(d)
From net investment income	(0.38)		(0.63)	(0.09)
From net realized gain	—		(0.77)	—

Total distributions	(0.38)		(1.40)	(0.09)

Net asset value, end of period	$45.18		$45.83	$50.58

Total Return(e)
Based on net asset value	(0.53	)%(f)(g)	(6.90)%	8.74	%(f)

Ratios to Average Net Assets(h)
Total expenses	0.29	%(i)	0.29%	0.29	%(i)

Total expenses after fees waived	0.14	%(i)	0.14%	0.14	%(i)

Net investment income	1.64	%(i)	1.31%	1.07	%(i)

Supplemental Data
Net assets, end of period (000)	$1,460,485		$1,409,350	$1,423,889

Portfolio turnover rate(j)	16%		58%	13%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been -0.54%.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Equity Factor Rotation ETF

	Six Months Ended 01/31/23 (unaudited)		Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Period From 03/19/19 to 07/31/19	(a)

Net asset value, beginning of period	$31.60		$37.03	$27.27	$26.52	$25.00

Net investment income(b)	0.26		0.40	0.45	0.52	0.16
Net realized and unrealized gain (loss)(c)	0.17		(3.84)	9.78	0.67	1.48

Net increase (decrease) from investment operations	0.43		(3.44)	10.23	1.19	1.64

Distributions(d)
From net investment income	(0.25)		(0.42)	(0.47)	(0.44)	(0.12)
From net realized gain	—		(1.57)	—	—	—

Total distributions	(0.25)		(1.99)	(0.47)	(0.44)	(0.12)

Net asset value, end of period	$31.78		$31.60	$37.03	$27.27	$26.52

Total Return(e)
Based on net asset value	1.43	%(f)	(9.94)%	37.87%	4.61%	6.59	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.30	%(h)	0.30%	0.30%	0.30%	0.30	%(h)

Total expenses after fees waived	0.20	%(h)	0.20%	0.20%	0.20%	0.20	%(h)

Net investment income	1.69	%(h)	1.15%	1.41%	1.97%	1.74	%(h)

Supplemental Data
Net assets, end of period (000)	$32,572		$73,470	$96,288	$89,992	$21,214

Portfolio turnover rate(i)	66%		102%	146%	175%	42%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

74	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock World ex U.S. Carbon Transition Readiness ETF

	Six Months Ended 01/31/23 (unaudited)		Year Ended 07/31/22	Period From 04/06/21 to 07/31/21	(a)

Net asset value, beginning of period	$39.85		$48.06	$46.16

Net investment income(b)	0.40		1.23	0.39
Net realized and unrealized gain (loss)(c)	2.27		(7.93)	1.82

Net increase (decrease) from investment operations	2.67		(6.70)	2.21

Distributions(d)
From net investment income	(0.59)		(1.30)	(0.31)
From net realized gain	—		(0.21)	—

Total distributions	(0.59)		(1.51)	(0.31)

Net asset value, end of period	$41.93		$39.85	$48.06

Total Return(e)
Based on net asset value	6.78	%(f)	(14.15)%	4.77	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.35	%(h)	0.35%	0.35	%(h)

Total expenses after fees waived	0.20	%(h)	0.20%	0.20	%(h)

Net investment income	2.05	%(h)	2.73%	2.58	%(h)

Supplemental Data
Net assets, end of period (000)	$478,015		$442,315	$605,599

Portfolio turnover rate(i)	26%		47%	19%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

BlackRock ETF	Diversification Classification
Future Climate and Sustainable Economy	Non-diversified
Future Financial and Technology(a)	Non-diversified
Future Health	Non-diversified
Future Innovators	Non-diversified
Future Tech	Non-diversified
Future U.S. Themes	Non-diversified
U.S. Carbon Transition Readiness	Non-diversified
U.S. Equity Factor Rotation	Diversified
World ex U.S. Carbon Transition Readiness	Non-diversified

(a)	The Fund commenced operations on August 16, 2022.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of January 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

76	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the New York Stock Exchange (“NYSE”) based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements (unaudited) (continued)

inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

BlackRock ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Future Climate and Sustainable Economy
Toronto-Dominion Bank	$11,173	$(10,931)	$—		$242	(b)

Future Financial and Technology
BofA Securities, Inc.	$97,744	$(97,744)	$—		$—
J.P. Morgan Securities LLC	23,823	(23,456)	—		367	(b)

	$121,567	$(121,200)	$—		$367

Future Health
Barclays Bank PLC	$18,371	$(18,284)	$—		$87	(b)
BofA Securities, Inc.	18,126	(18,126)	—		—
Citigroup Global Markets, Inc.	126,690	(126,690)	—		—
Goldman Sachs & Co. LLC	57,019	(57,019)	—		—
J.P. Morgan Securities LLC	38,016	(38,016)	—		—
UBS AG	12,092	(12,085)	—		7
UBS Securities LLC	1,103	(1,103)	—		—

	$271,417	$(271,323)	$—		$94

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Notes to Financial Statements (unaudited) (continued)

BlackRock ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Future Innovators
BofA Securities, Inc.	$125,939	$(125,199)	$—		$740	(b)
Citadel Clearing LLC	244,892	(243,753)	—		1,139	(b)
Goldman Sachs & Co. LLC	332,026	(326,170)	—		5,856	(b)
HSBC Bank PLC	90,322	(88,032)	—		2,290	(b)
J.P. Morgan Securities LLC	22,028	(21,920)	—		108
Jefferies LLC	101,725	(101,725)	—		—
Scotia Capital (USA), Inc.	396,360	(388,680)	—		7,680
UBS AG	170,661	(169,292)	—		1,369	(b)
UBS Securities LLC	220,663	(219,334)	—		1,329	(b)

	$1,704,616	$(1,684,105)	$—		$20,511

Future Tech
Barclays Bank PLC	$69,288	$(67,975)	$—		$1,313	(b)
BNP Paribas SA	165,937	(165,937)	—		—
BofA Securities, Inc.	184,317	(184,317)	—		—
Citigroup Global Markets, Inc.	38,484	(38,484)	—		—
Goldman Sachs & Co. LLC	194,322	(194,322)	—		—
J.P. Morgan Securities LLC	70,928	(70,928)	—		—
Jefferies LLC	177,059	(174,436)	—		2,623
UBS AG	100,296	(100,296)	—		—
UBS Securities LLC	68,390	(66,096)	—		2,294

	$1,069,021	$(1,062,791)	$—		$6,230

Future U.S. Themes
Goldman Sachs & Co. LLC	$42,084	$(42,084)	$—		$—
HSBC Bank PLC	4,312	(4,292)	—		20
Jefferies LLC	21,200	(21,200)	—		—
Morgan Stanley	16,958	(16,860)	—		98	(b)

	$84,554	$(84,436)	$—		$118

U.S. Carbon Transition Readiness
Barclays Bank PLC	$202,858	$(202,858)	$—		$—
Barclays Capital, Inc.	5,340	(5,340)	—		—
Citadel Clearing LLC	284,341	(278,968)	—		5,373	(b)
Citigroup Global Markets, Inc.	170,651	(128,449)	—		42,202	(b)
J.P. Morgan Securities LLC	35,559	(35,559)	—		—
Jefferies LLC	278,434	(278,434)	—		—
National Financial Services LLC	20,792	(20,792)	—		—
Scotia Capital (USA), Inc.	10,181	(10,174)	—		7	(b)
Toronto-Dominion Bank	802,285	(802,285)	—		—
UBS AG	199,454	(197,884)	—		1,570	(b)
UBS Securities LLC	554,174	(554,174)	—		—

	$2,564,069	$(2,514,917)	$—		$49,152

World ex U.S. Carbon Transition Readiness
Barclays Bank PLC	$85,919	$(85,919)	$—		$—
Barclays Capital, Inc.	5,431	(5,431)	—		—
Citigroup Global Markets, Inc.	260,418	(260,418)	—		—
Goldman Sachs & Co. LLC	359,373	(359,373)	—		—
Jefferies LLC	61,267	(61,267)	—		—
State Street Bank & Trust Co.	113,426	(113,426)	—		—

	$885,834	$(885,834)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of January 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the

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Notes to Financial Statements (unaudited) (continued)

value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

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Notes to Financial Statements (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the BlackRock Future Climate and Sustainable Economy ETF and BlackRock Future Financial and Technology ETF, BFA will be paid a management fee from the Funds based on a percentage of each Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.70%
Over $1 billion, up to and including $3 billion	0.66
Over $3 billion, up to and including $5 billion	0.63
Over $5 billion, up to and including $10 billion	0.61
Over $10 billion	0.60

For its investment advisory services to the BlackRock Future Health ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.85%
Over $1 billion, up to and including $3 billion	0.80
Over $3 billion, up to and including $5 billion	0.77
Over $5 billion, up to and including $10 billion	0.74
Over $10 billion	0.72

For its investment advisory services to the BlackRock Future Innovators ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.80%
Over $1 billion, up to and including $3 billion	0.75
Over $3 billion, up to and including $5 billion	0.72
Over $5 billion, up to and including $10 billion	0.70
Over $10 billion	0.68

For its investment advisory services to the BlackRock Future Tech ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.88%
Over $1 billion, up to and including $3 billion	0.83
Over $3 billion, up to and including $5 billion	0.79
Over $5 billion, up to and including $10 billion	0.77
Over $10 billion	0.75

For its investment advisory services to the BlackRock Future U.S. Themes ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.60%
Over $1 billion, up to and including $3 billion	0.56
Over $3 billion, up to and including $5 billion	0.54
Over $5 billion, up to and including $10 billion	0.52
Over $10 billion	0.51

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Notes to Financial Statements (unaudited) (continued)

For its investment advisory services to each of the BlackRock U.S. Carbon Transition Readiness ETF and BlackRock U.S. Equity Factor Rotation ETF, BFA will be paid a management fee from the Funds based on a percentage of each Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.30%
Over $1 billion, up to and including $3 billion	0.28
Over $3 billion, up to and including $5 billion	0.27
Over $5 billion, up to and including $10 billion	0.26
Over $10 billion	0.25

For its investment advisory services to the BlackRock World ex U.S. Carbon Transition Readiness ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.35%
Over $1 billion, up to and including $3 billion	0.33
Over $3 billion, up to and including $5 billion	0.32
Over $5 billion, up to and including $10 billion	0.30
Over $10 billion	0.29

Expense Waivers: BFA has contractually agreed to waive 0.15% of its management fee payable for each of the U.S. Carbon Transition Readiness and World ex U.S. Carbon Transition Readiness ETFs, through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

For the U.S. Equity Factor Rotation ETF, BFA has voluntarily agreed to waive its management fee payable by the U.S. Equity Factor Rotation ETF to limit the annual management fee paid by the Fund to 0.20%. BFA may also from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the six months ended January 31, 2023, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

BlackRock ETF	Amounts Waived
U.S. Carbon Transition Readiness	$1,032,896
U.S. Equity Factor Rotation	25,818
World ex U.S. Carbon Transition Readiness	316,933

In addition, BFA has contractually agreed to waive a portion of its management fees to each Fund in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by each Fund in other equity and fixed-income mutual funds and ETFs advised by BFA or its affiliates through June 30, 2024. BFA has also contractually agreed to waive a portion of its management fees to each Fund by an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by each Fund in money market funds advised by BFA or its affiliates through June 30, 2024. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

For the six months ended January 31, 2023, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

BlackRock ETF	Amounts Waived

Future Climate and Sustainable Economy	$108
Future Financial and Technology	137
Future Health	95
Future Innovators	148
Future Tech	273
Future U.S. Themes	21
U.S. Carbon Transition Readiness	6,578
World ex U.S. Carbon Transition Readiness	2,205

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the BlackRock Future Climate and Sustainable Economy ETF and BlackRock Future Financial and Technology ETF.

Effective November 28, 2022, BFA has entered into a sub-advisory agreement with the Sub-Adviser, under which BFA pays the Sub-Adviser for services it provides to the BlackRock U.S. Carbon Transition Readiness ETF and BlackRock World ex U.S. Carbon Transition Readiness ETF.

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

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Notes to Financial Statements (unaudited) (continued)

ETF Servicing Fees: BlackRock Future U.S. Themes ETF, BlackRock U.S. Carbon Transition Readiness ETF and BlackRock U.S. Equity Factor Rotation ETF have entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of BlackRock Future Health ETF, BlackRock Future Innovators ETF, BlackRock Future U.S. Themes ETF, BlackRock U.S. Carbon Transition Readiness ETF and BlackRock U.S. Equity Factor Rotation ETF (the “Group 1 Funds”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of BlackRock Future Climate and Sustainable Economy ETF, BlackRock Future Financial and Technology ETF, BlackRock Future Tech ETF and BlackRock World ex U.S. Carbon Transition Readiness ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the six months ended January 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

BlackRock ETF	Amounts

Future Climate and Sustainable Economy	$62

Future Financial and Technology	55

Future Health	372

Future Innovators	952

Future Tech	729

Future U.S. Themes	27

U.S. Carbon Transition Readiness	14,889

U.S. Equity Factor Rotation	147

World ex U.S. Carbon Transition Readiness	895

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the six months ended January 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

BlackRock ETF	Purchases	Sales	Net Realized Gain (Loss)

U.S. Carbon Transition Readiness	$42,945,806	$30,455,098	$(7,240,279)

U.S. Equity Factor Rotation	12,026,460	7,111,867	(886,446)

World ex U.S. Carbon Transition Readiness	—	381,563	(263,465)

During the period ended July 31, 2022, BlackRock U.S. Carbon Transition Readiness ETF received a reimbursement of $190,193 from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements (unaudited) (continued)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

BlackRock ETF	Purchases	Sales

Future Climate and Sustainable Economy	$884,178	$836,869

Future Financial and Technology	1,702,836	1,848,260

Future Health	2,644,876	2,587,236

Future Innovators	1,305,968	1,138,433

Future Tech	4,128,250	3,706,600

Future U.S. Themes	2,121,802	2,101,493

U.S. Carbon Transition Readiness	217,016,213	218,071,827

U.S. Equity Factor Rotation	33,806,297	33,653,339

World ex U.S. Carbon Transition Readiness	108,918,728	112,306,213

For the six months ended January 31, 2023, in-kind transactions were as follows:

BlackRock ETF	In-kind Purchases	In-kind Sales

Future Financial and Technology	$4,828,193	$—

Future Health	—	1,664,874

Future Innovators	475,718	778,342

U.S. Carbon Transition Readiness	108,745,746	48,264,101

U.S. Equity Factor Rotation	9,887,364	46,989,063

World ex U.S. Carbon Transition Readiness	32,099,795	22,918,661

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2022, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

BlackRock ETF	Amounts

Future Climate and Sustainable Economy	$479,208

Future Health	589,925

Future Innovators	5,026,078

Future Tech	4,934,809

Future U.S. Themes	224,810

U.S. Equity Factor Rotation	12,105,964

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

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Notes to Financial Statements (unaudited) (continued)

As of January 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

BlackRock ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Future Climate and Sustainable Economy	$4,327,659	$371,895	$(380,339)	$(8,444)

Future Financial and Technology	4,985,919	246,373	(525,002)	(278,629)

Future Health	6,033,761	643,495	(635,241)	8,254

Future Innovators	10,858,975	539,278	(2,289,405)	(1,750,127)

Future Tech	13,108,494	1,336,128	(1,660,053)	(323,925)

Future U.S. Themes	4,446,893	321,808	(249,337)	72,471

U.S. Carbon Transition Readiness	1,477,242,432	100,442,055	(116,345,722)	(15,903,667)

U.S. Equity Factor Rotation	35,143,730	942,033	(3,533,841)	(2,591,808)

World ex U.S. Carbon Transition Readiness	485,231,489	30,538,618	(38,312,688)	(7,774,070)

9.	LINE OF CREDIT

BlackRock Future Climate and Sustainable Economy ETF, BlackRock Future Financial and Technology ETF, BlackRock Future Health ETF, BlackRock Future Innovators ETF, BlackRock Future Tech ETF and BlackRock World ex U.S. Carbon Transition Readiness ETF, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month Overnight Bank Fund Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

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Notes to Financial Statements (unaudited) (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Future Financial and Technology invests a significant portion of its assets within the financials sector. Performance of companies in the financials sector may be adversely impacted by many factors including, among others, changes in government regulations, economic conditions, interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted, but may negatively impact the Fund.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Six Months Ended 01/31/23		Period Ended 07/31/22
BlackRock ETF	Shares	Amount	Shares	Amount
Future Climate and Sustainable Economy Shares sold	—	$—	200,000	$5,027,754

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Notes to Financial Statements (unaudited) (continued)

	Period Ended 01/31/23
BlackRock ETF	Shares	Amount

Future Financial and Technology Shares sold	200,000	$4,998,409

	Six Months Ended 01/31/23		Year Ended 07/31/22
BlackRock ETF	Shares	Amount	Shares	Amount

Future Health
Shares sold	—	$—	80,000	$2,251,107
Shares redeemed	(80,000)	(1,752,750)	—	—

	(80,000)	$(1,752,750)	80,000	$2,251,107

Future Innovators
Shares sold	20,000	$510,139	—	$—
Shares redeemed	(30,000)	(789,743)	(180,000)	(7,188,608)

	(10,000)	$(279,604)	(180,000)	$(7,188,608)

Future Tech
Shares sold	—	$—	120,000	$3,528,454
Shares redeemed	—	—	(80,000)	(2,989,484)

	—	$—	40,000	$538,970

	Six Months Ended 01/31/23		Period Ended 07/31/22
BlackRock ETF	Shares	Amount	Shares	Amount

Future U.S. Themes Shares sold	—	$—	200,000	$4,956,026

	Six Months Ended 01/31/23		Year Ended 07/31/22
BlackRock ETF	Shares	Amount	Shares	Amount

U.S. Carbon Transition Readiness Shares sold	2,650,000	$110,722,850	8,200,000	$392,432,236
Shares redeemed	(1,075,000)	(49,182,753)	(5,600,000)	(265,416,785)

	1,575,000	$61,540,097	2,600,000	$127,015,451

U.S. Equity Factor Rotation Shares sold	325,000	$9,990,719	2,775,000	$103,256,127
Shares redeemed	(1,625,000)	(47,144,300)	(3,050,000)	(107,892,312)

	(1,300,000)	$(37,153,581)	(275,000)	$(4,636,185)

World ex U.S. Carbon Transition Readiness Shares sold	900,000	$33,435,876	375,000	$16,713,118
Shares redeemed	(600,000)	(23,840,125)	(1,875,000)	(75,138,853)

	300,000	$9,595,751	(1,500,000)	$(58,425,735)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator or BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements (unaudited) (continued)

As of January 31, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

BlackRock ETF	Shares
Future Climate and Sustainable Economy	5,000
Future Financial and Technology	160,000
Future U.S. Themes	160,000

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

On February 23, 2023, the Board approved a proposal to change the investment objective, investment strategy and investment process for BlackRock Future Climate and Sustainable Economy ETF. These changes are expected to become effective on or about May 2, 2023.

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Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ETF Trust (the “Trust”) met on May 10-11, 2022 (the “Organizational Meeting”) to consider the approval of the proposed investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Future Financial and Technology ETF (the “Fund”), and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Fund’s investment advisor. The Agreement was the same agreement that had been previously approved by the Board with respect to certain series of the Trust.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Trust is required to consider the initial approval of the Agreement. The Board members whom are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services.

At the Organizational Meeting, the Board received and reviewed materials relating to its consideration of the proposed Agreement. The Board considered all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of the Fund as compared with a peer group of funds and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the existence and sharing of potential economies of scale; (e) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; (f) possible alternatives to the proposed Agreement; (g) the policies and practices of BlackRock with respect to portfolio transactions for the Fund; (h) BlackRock’s portfolio compliance systems and capabilities; and (i) other factors deemed relevant by the Board Members.

In considering approval of the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreement, including (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding the Fund’s fees and estimated expense ratio as compared with a peer group of funds as determined by Broadridge (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the Fund. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. The Board considered the scope of the services provided by BlackRock to the Fund under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet the Fund’s investment objective(s), compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services to be provided to the Fund. The Board considered that BlackRock and its affiliates will provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	89

Disclosure of Investment Advisory Agreement  (continued)

will provide the Fund with administrative services, including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Fund because the Fund was newly organized and had not yet commenced operations as of the date of the Organizational Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund

In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s estimated total expense ratio, as well as its estimated actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Additionally, the Board noted information received at prior Board meetings concerning the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the estimated actual management fee rate and estimated total expense ratio would rank in the third and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to the Fund. The Board noted that the Fund’s estimated actual management fee rate and estimated total expense ratio each ranked in the first quartile relative to the supplemental peer group. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

Following consideration of this information, the Board, including the independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services provided.

As the Fund had not commenced operations as of the date of the Organizational Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the ETF marketplace, and that shareholders are able to redeem or sell their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

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Disclosure of Investment Advisory Agreement  (continued)

Conclusion

The Board Members present at the Organizational Meeting, including the Independent Board Members, unanimously approved the Agreement between the Manager and the Trust, with respect to the Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	91

Disclosure of Investment Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ETF Trust (the “Trust”) met on May 10-11, 2022 (the “Meeting”) to consider the initial approval of the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Fund Advisors (the “Manager”), the Trust’s investment advisor, and BlackRock International Limited (the “Sub-Advisor”) with respect to BlackRock Future Financial and Technology ETF (the “Fund”), a series of the Trust.

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), at the Meeting, the Board reviewed materials relating to its consideration of the Sub-Advisory Agreement. The Board Members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). At the Meeting, the Board also considered the initial approval of the proposed investment advisory agreement (the “Advisory Agreement”) between the Trust and the Manager, on behalf of the Fund. At the Meeting, the Board, including the Independent Board Members, unanimously approved the Advisory Agreement between the Manager and the Trust, with respect to the Fund, for a two-year term beginning on the effective date of the Advisory Agreement. A discussion of the basis for the Board’s approval of the Advisory Agreement at the Meeting is included in the semi-annual shareholder report for the Fund for the period ended January 31, 2023. The factors considered by the Board at the Meeting in connection with the approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the Meeting with respect to approval of the Advisory Agreement.

Following discussion, the Board, including the Independent Board Members, unanimously approved the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including a majority of the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Disclosure of Investment Sub-Advisory Agreement  (continued)

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ETF Trust (the “Trust”) met on November 7-9, 2022 (the “Meeting”) to consider the initial approval of the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Fund Advisors (the “Manager”), the Trust’s investment advisor, and BlackRock International Limited (the “Sub-Advisor”) with respect to BlackRock U.S. Carbon Transition Readiness ETF (the “Fund”), a series of the Trust.

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), at the Meeting, the Board reviewed materials relating to its consideration of the Sub-Advisory Agreement. The Board Members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board previously met on May 10-11, 2022 (the “May 2022 Meeting”) to consider the approval of the continuation of the Corporation’s investment advisory agreement (the “Advisory Agreement”) between the Trust and the Manager, on behalf of the Fund. At the May 2022 Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement for a one-year term ending June 30, 2023. A discussion of the basis for the Board’s approval of the Advisory Agreement at the May 2022 Meeting is included in the annual shareholder report for the Fund for the period ended July 31, 2022. The factors considered by the Board at the Meeting in connection with the approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May 2022 Meeting with respect to approval of the Advisory Agreement.

Following discussion, the Board, including the Independent Board Members, unanimously approved the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including a majority of the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T S U B - A D V I S O R Y A G R E E M E N T	93

Disclosure of Investment Sub-Advisory Agreement  (continued)

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ETF Trust (the “Trust”) met on November 7-9, 2022 (the “Meeting”) to consider the initial approval of the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Fund Advisors (the “Manager”), the Trust’s investment advisor, and BlackRock International Limited (the “Sub-Advisor”) with respect to BlackRock World ex U.S. Carbon Transition Readiness ETF (the “Fund”), a series of the Trust.

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), at the Meeting, the Board reviewed materials relating to its consideration of the Sub-Advisory Agreement. The Board Members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board previously met on May 10-11, 2022 (the “May 2022 Meeting”) to consider the approval of the continuation of the Corporation’s investment advisory agreement (the “Advisory Agreement”) between the Trust and the Manager, on behalf of the Fund. At the May 2022 Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement for a one-year term ending June 30, 2023. A discussion of the basis for the Board’s approval of the Advisory Agreement at the May 2022 Meeting is included in the annual shareholder report for the Fund for the period ended July 31, 2022. The factors considered by the Board at the Meeting in connection with the approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May 2022 Meeting with respect to approval of the Advisory Agreement.

Following discussion, the Board, including the Independent Board Members, unanimously approved the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including a majority of the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock ETF Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Future Climate and Sustainable Economy ETF, BlackRock Future Financial and Technology ETF, BlackRock Future Health ETF, BlackRock Future Innovators ETF, BlackRock Future Tech ETF, BlackRock Future U.S. Themes ETF, BlackRock U.S. Carbon Transition Readiness ETF, BlackRock U.S. Equity Factor Rotation ETF and BlackRock World ex U.S. Carbon Transition Readiness ETF (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to each Fund, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that exchange-traded funds (“ETFs”) that redeem in-kind generally do not hold more than de minimis amounts of cash, and that ETFs generally do not borrow. The Committee considered the terms of the credit facility committed to certain Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II).

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all Funds and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by a Fund and any significant change in the liquidity profile of such Fund, the Committee reviewed changes in the proportion of each Fund’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period, other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	95

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

January 31, 2023

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

BlackRock ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Future Financial and Technology(a)	$0.035331	$—	$0.000574	$0.035905	98%	—%	2%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at 1-800-474-2737.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling 1-800-474-2737; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	97

Additional Information  (continued)

Fund and Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company

Boston, MA, 02111

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

JSC	Joint Stock Company

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

Currency Abbreviations

AUD	Australian Dollar

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

USD	United States Dollar

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	99

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Want to know more?

blackrock.com    |     1-800-474-2737

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

USEFR-1/23-SAR

(b)	Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

2

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock ETF Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust

Date: March 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust

Date: March 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock ETF Trust

Date: March 23, 2023

4